NOTE AGREEMENT

     This Note Agreement (this "Agreement") dated as of September 29, 2000, is entered into by and between BASELINE CAPITAL, INC., ("BaseLine") and ENERGY PRODUCERS, INC. ("EPI").

     In consideration of the Loan described below and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, BaseLine and EPI agree as follows:

1. DEFINITIONS AND REFERENCE TERMS. In addition to any other terms defined herein, the following terms shall have the meaning set forth with respect thereto:

     A. Hazardous Materials. Hazardous Materials means all materials defined as hazardous materials or substances under any local, state or federal environmental laws, rules or regulations, and petroleum, petroleum products, oil and asbestos.

     B. Deed of Trust. Deed of Trust means that certain Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement of even date herewith executed by EPI for the benefit of BaseLine and covering the Subject Properties.

     C.   Loan. Loan means any loan described in Section 2 hereof.

     D. Loan Documents. Loan Documents means this Agreement, the Note (as hereinafter defined), the Deed of Trust, all other documents referred to herein and any and all other promissory notes executed by EPI in favor of BaseLine and all other documents, instruments, guarantees, certificates, deeds of trust, security agreements and agreements executed and/or delivered by EPI or third party in connection with any Loan.

     E. Accounting Terms. All accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under generally accepted accounting principles ("GAAP"), as in effect from time to time, consistently applied, with respect to the financial statements referenced in Section 4.H. hereof.

     F. Subject Properties. Subject Properties means all of EPI's interest in the oil and gas properties described in the Deed of Trust.

2.   LOAN.

     A. Loan. Subject to the terms and conditions hereof, BaseLine hereby agrees to make a loan to EPI in the aggregate principal face amount of $1,050,000.00. The obligation to repay the loans is evidenced by a promissory note dated of even date herewith in the principal amount of $1,050,000.00 executed by EPI and payable to the order of BaseLine (such promissory note together with any and all renewals, extensions or rearrangements thereof being hereafter collectively referred to as the "Note"), having a maturity date, repayment terms and interest rates as set forth in the Note.

3.   ASSIGNMENT OF PRODUCTION AND METHOD OF PAYMENT.

     A. Delivery of Production Proceeds to BaseLine. Pursuant to the Deed of Trust, EPI has assigned to BaseLine the production and proceeds of production from the Subject Properties. EPI shall deliver to each of the purchasers of production from the Subject Properties a letter in substantially the same form as that attached hereto as Exhibit A, requesting that each such purchaser deliver to BaseLine all proceeds of production from EPI's interests in the Subject Properties. EPI further agrees that BaseLine shall, and authorizes BaseLine to, receive such production proceeds and make such distributions therefrom as provided in this Section 3.

     B. Deduction and Distribution of Expenses. Each month upon receipt of the production proceeds as provided above, BaseLine shall deduct from such production proceeds and distribute the following amounts: (i) an amount equal to the monthly total lease operating expenses up to $5,000 and distribute such amount to the operator of the Subject
          Properties, and (ii) $2,000.00 each month to be distributed to BaseLine as a management fee for services rendered in connection with the management, administration and operation of EPI's interests in the Subject Properties.

     C. Distribution of Net Production Proceeds. BaseLine shall distribute the Net Production Proceeds as follows: (i) 80% to BaseLine in payment of the Note and the obligations under this Agreement and the other Loan Documents, and (ii) 20% to EPI. EPI further authorizes and directs BaseLine to deduct from the 20% of Net Production Proceeds distributable to EPI and pay to the consultant the amount of all consulting fees payable by EPI under that certain Consulting Agreement between EPI and Karl J. Reiter of even date herewith.

4. REPRESENTATIONS AND WARRANTIES. EPI represents and warrants to BaseLine as follows:

     A. Good Standing. EPI is a corporation, duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has qualified as a foreign corporation and is in good standing in each other state or jurisdiction wherein its operations, transaction of business or ownership of property make such qualification necessary.

     B. Capitalization and Reservation of Shares. EPI has 50 million shares of common stock authorized, 10,891,812 of which are outstanding as of the date hereof, and does not have any securities outstanding which are convertible into shares of common stock. EPI has reserved 2,600,000 shares of its common stock for issuance under the Initial Stock Options and the Payout Stock Option (as defined herein).

     C. Authority and Compliance. EPI has full power and authority to execute and deliver the Loan Documents and to incur and perform the obligations provided for therein, all of which have been duly authorized by all proper and necessary action of the appropriate governing body of EPI. No consent or approval of any public authority or other third party is required as a condition to the validity of any Loan Document, and EPI is in compliance with all laws and regulatory requirements to which it is subject.

     D. Binding Agreement. This Agreement and the other Loan Documents executed by EPI constitute valid and legally binding obligations of EPI, as applicable, enforceable in accordance with their terms.

     E. Litigation. There is no litigation or similar proceeding involving EPI pending or, to the knowledge of EPI, threatened before any court or governmental authority, agency or arbitration authority.

     F. No Conflicting Agreements. There is no charter, bylaw, stock provision, trust provision or other document pertaining to the organization, power or authority of EPI and no provision of any existing agreement, mortgage, indenture or contract binding on EPI or affecting its properties, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the other Loan Documents.

     G. Ownership of Assets. EPI has good and defensible title to its assets, free and clear of liens, except those granted to BaseLine.

     H. Taxes. All taxes and assessments due and payable by EPI has been paid or are being contested in good faith by appropriate proceedings. EPI has filed all tax returns which it is required to file.

     I. Financial Statements. The financial statements of EPI heretofore delivered to BaseLine have been prepared on a consistent basis throughout the period involved and fairly present such party's financial condition as of the date or dates thereof, and there has been no material adverse change in its financial condition or operations since the dates of such financial statements. All factual information furnished by EPI to BaseLine in connection with this Agreement and the other Loan Documents is and will be accurate and complete on the date as of which such information is delivered to BaseLine and is not and will not be incomplete by the omission of any material fact necessary to make such information not misleading.

     J. Place of Business. EPI's chief executive office is located at 7944 East Beck Lane, Suite 200, Scottsdale, Arizona.

     K. Environmental. The conduct of EPI's business operations and the condition of EPI's property does not and will not violate any federal laws, rules or ordinances for environmental protection, regulations of the Environmental Protection Agency, any applicable local or state law, rule, regulation or rule of common law or any judicial interpretation thereof relating primarily to the environment or Hazardous Materials.

5. AFFIRMATIVE COVENANTS. Until full payment and performance of all obligations of EPI under the Loan Documents, EPI will, unless BaseLine consents otherwise in writing (and without limiting any requirement of any other Loan Document):

     A. Financial Statements and Other Information. Maintain a system of accounting satisfactory to BaseLine and on a consistent basis throughout the period involved, permit BaseLine's officers or authorized representatives to visit and inspect EPI's books of account and other records at such reasonable times and as often as BaseLine may desire, and pay the reasonable fees and disbursements of any accountants or other agents of BaseLine selected by BaseLine for the foregoing purposes. Unless written notice of another location is given to BaseLine, EPI's books and records will be located at EPI's chief executive office set forth above. All financial statements and other information called for below shall be prepared in form and content acceptable to BaseLine.

In addition, EPI will:

          i. Furnish to BaseLine financial statements (including a balance sheet and profit and loss statement) of EPI , auditied by a nationally-recognized independent accounting firm, for each fiscal year of EPI within 90 days after the close of each such fiscal year, which shall include a statement of cash flow and contingent obligations and a report by the auditing accountants.

          ii. Furnish to BaseLine unaudited financial statements (including a liability statement and profit and loss statement) of EPI for each fiscal quarter of EPI within 45 days after the close of each such fiscal quarter, which shall include a statement of cash flow and contingent obligations and a certification by the chief financial officer of EPI as to accuracy, completeness and consistent application of GAAP.

          iii. Furnish to BaseLine a report showing EPI's production, revenues and expenses from each of EPI's oil and gas properties within 45 days following the end of each calendar quarter.

          iv. Furnish to BaseLine semi-annually on or before March 31st and October 31st of each year, commencing March 31, 2001, an oil and gas reserve evaluation as of said dates covering all of EPI's pledged oil and gas properties, prepared by independent petroleum engineers selected by EPI and approved by BaseLine.

          v. Furnish to BaseLine promptly such additional information, reports and statements respecting the business operations and financial condition of EPI, from time to time, as BaseLine may reasonably request.

     B. Insurance. Maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include fire and extended coverage insurance covering all assets of EPI, business interruption insurance, workers compensation insurance and liability insurance, all to be with such companies and in such amounts as are satisfactory to BaseLine and providing for at least 30 days prior notice to BaseLine before any cancellation thereof. Satisfactory evidence of such insurance will be supplied to BaseLine upon request.

     C. Existence and Compliance. Maintain its existence, good standing and qualification to do business where required and comply with all laws, regulations and governmental requirements including, without limitation, environmental laws applicable to it or to any of its property, business operations and transactions.

     D.   Adverse  Conditions or Events.  Promptly advise BaseLine in writing of
          (i) any condition, event or act which comes to its attention that would or might materially adversely affect the financial condition or operations of EPI or BaseLine's rights under the Loan Documents, (ii) any litigation filed by or against EPI, (iii) any event that has occurred that would constitute a default or event of default under any Loan Document, and (iv) any uninsured or partially uninsured loss through fire, theft, liability or property damage.

     E. Taxes and Other Obligations. Pay all of its taxes, assessments and other obligations, including, but not limited to taxes, costs or other expenses arising out of this transaction, as the same become due and payable, except to the extent the same are being contested in good faith by appropriate proceedings in a diligent manner. Promptly upon payment and otherwise upon request of BaseLine, EPI shall provide to BaseLine evidence of payment of all ad valorem and severance taxes related to the Subject Properties.

     F. Maintenance. Maintain all of its tangible property in good condition and repair and make all necessary replacements thereof, and preserve and maintain all licenses, trademarks, privileges, permits, franchises, certificates and the like necessary for the operation of its businesses.

     G. Environmental. Immediately advise BaseLine in writing of (i) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed or threatened pursuant to any applicable federal, state, or local laws, ordinances or regulations relating to any Hazardous Materials affecting its business operations; and (ii) all claims made or threatened by any third party against it relating to damages, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials. EPI shall immediately notify BaseLine of any remedial action taken by it with respect to its business operations. EPI will not use or permit any other party to use any Hazardous Materials at its places of business or at any other property owned by it except such materials as are incidental to its normal course of business, maintenance and repairs and which are handled in compliance with all applicable environmental laws. EPI agrees to permit BaseLine, its agents, contractors and employees to enter and inspect any of its places of business or any other property at any reasonable times upon three (3) days prior notice for the purposes of conducting an environmental investigation and audit (including taking physical samples) to insure compliance with this covenant and EPI shall reimburse BaseLine on demand for the costs of any such environmental investigation and audit. EPI shall provide BaseLine, its agents, contractors, employees and representatives with access to and copies of any and all data and documents relating to or dealing with any Hazardous Materials used, generated, manufactured, stored or disposed of by its business operations within five (5) days of the request therefor.

     H. Liens on Other Assets. If requested by BaseLine, EPI shall execute and deliver to BaseLine one or more mortgages, deeds of trust, assignments of production, security agreements and financing statements in favor of BaseLine covering material oil and gas properties of EPI selected by BaseLine, whether now owned or hereafter acquired.

     I. Use of Proceeds. EPI will use the proceeds of the Loan for acquiring the Subject Properties.

     J. Title to Property. EPI shall maintain good and defensible title to all of its assets, free and clear of all liens, claims and other encumbrances other than liens in favor of BaseLine, and shall provide to BaseLine evidence of such title upon request.

6. NEGATIVE COVENANTS. Until full payment and performance of all obligations of EPI under the Loan Documents, EPI will not, without the prior written consent of BaseLine (and without limiting any requirement of any other Loan Documents):

     A. Transfer of Assets or Control. Sell, lease, assign or otherwise dispose of or transfer any assets outside the normal course of EPI's business, or enter into any merger or consolidation, or allow a change in control of management or operations of EPI or form or acquire any subsidiary.

     B. Liens. Grant, suffer or permit any contractual or noncontractual lien on or security interest in the Subject Properties, except in favor of BaseLine, or fail to promptly pay when due all lawful claims, whether for labor, materials or otherwise.

     C. Extensions of Credit, Investments. Make any loan or advance to any person or entity, or purchase or otherwise acquire, any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any entity, or participate as a partner or joint venturer with any person or entity, except for those in amounts less than $100,000 and except for the purchase of direct obligations of the United States or any agency thereof with maturities of less than one year.

     D. Borrowings. Create, incur, assume or become liable in any manner for any indebtedness (for borrowed money, deferred payment for the purchase of assets, lease payments, as surety or guarantor for the debt for another, or otherwise) other than to BaseLine, except for those amounts less than $250,000 and except for normal trade debts incurred in the ordinary course of business.

     E. Character of Business. Change the general character of its business as conducted at the date hereof, or engage in any type of business not reasonably related to its business as presently conducted.

     F. Management Change. Make any substantial change in EPI's present executive or management personnel.

     G.   Lease   Obligations.   Have  outstanding  lease  payment   obligations
          exceeding $50,000 for any fiscal year of EPI.

7.   ADDITIONAL AGREEMENTS.

     A. Initial Stock Options. As an inducement to enter into this Agreement and in consideration for BaseLine's prior commitment to enter into this transaction and for BaseLine otherwise assisting EPI in the acquisition of the Subject Properties, EPI shall execute and deliver to Baseline or one or more of its designees contemporaneously with the execution of this Agreement the following options to purchase common stock of EPI in a form of option agreement substantially similar to that attached hereto as Exhibit B (the "Initial Stock Options"):

          i. An option or options for 200,000 shares of common stock of EPI at an exercise price of $0.95 per share, exercisable after the expiration of six (6) months from the date of this Agreement and expiring three (3) years thereafter.

          ii. An option or options for 200,000 shares of common stock of EPI at an exercise price of $1.05 per share, exercisable after the expiration of twelve (12) months from the date of this Agreement and expiring three (3) years thereafter.

          iii. An option or options for 200,000 shares of common stock of EPI at an exercise price of $1.15 per share, exercisable after the expiration of eighteen (18) months from the date of this Agreement and expiring three (3) years thereafter.

     B. Back-In Upon Payout. In consideration for BaseLine's prior commitment to enter into this transaction and for BaseLine otherwise assisting EPI in the acquisition of the Subject Properties, upon Payout (as hereinafter defined), Baseline or one or more of its designees shall be entitled to either (the "Payout Interest") (i) a fifty five percent (55%) working interest in EPI's Interest in the Subject Properties as evidenced by an assignment of that interest in substantially the form attached hereto as Exhibit C (with property descriptions for the Subject Properties attached thereto), and delivered by EPI to Baseline upon execution of this Agreement but effective upon Payout (the "Working Interest Back-In"), or (ii) 2,000,000 shares of common stock of EPI as evidenced by a stock option in substantially the form attached hereto as Exhibit D, and delivered by EPI to Baseline upon execution of this Agreement exercisable upon Payout (the "Payout Stock Option"), or (c) a proportionate combination of the Working Interest Back-In and the Payout Stock Option whereby the percentage elected of one form results in a reduction in the same percentage of the other form. Upon Payout, BaseLine and/or its designees shall elect the form of the Payout Interest from the foregoing and shall surrender or assign, as the case may be, to EPI that portion of the Working Interest Back-In and/or the Payout Stock Option not included in such election. As used herein, the term "Payout" means the payment in full of the principal balance of the Note, and may be conclusively established by an affidavit of Baseline expressly stating that Payout has occurred.

     C. EPI Stock. (i) A registration statement registering the shares of EPI common stock subject to the Initial Stock Options under applicable securities laws shall be filed within six (6) months of the date of this Agreement resulting in shares being freely tradeable by BaseLine and its designees. If not so filed within six (6) months, EPI shall issue to BaseLine or its designees within ten (10) days a total of 600,000 shares of EPI common stock at no cost or expense to BaseLine or such designees; and if the registration statement is not filed within twelve (12) months of the date of this Agreement, EPI shall assign the Subject Properties to BaseLine within ten (10) days. Any failure to comply with these requirements shall constitute an event of default hereunder and entitle BaseLine to its remedies hereunder, under the other Loan Documents and at law, including without limitation the foreclosure of the Subject Properties.

          (ii) A registration statement registering the shares of EPI common stock subject to the Payout Stock Option under applicable securities laws shall be filed on or before twenty-four (24) months from the date of this Agreement resulting in shares being freely tradeable by BaseLine and its designees. If not so filed within twenty-four (24) months, it shall constitute an event of default hereunder and entitle BaseLine to its remedies hereunder, under the other Loan Documents and at law, including without limitation the foreclosure of the Subject Properties.

          (iii) EPI shall pay all costs and expenses related to any such registration or other action necessary to cause such shares of EPI common stock to be freely tradable by Baseline and/or its designees. Any such costs and expenses paid or advanced by Baseline shall become part of the obligations hereunder and under the Deed of Trust, secured by a lien on the Subject Properties pursuant to the Deed of Trust.

     D. Participation of Loan. EPI agrees and consents to BaseLine transferring participation interests in the Loan, including the Initial Stock Options and the Payout Interest, to participants selected by BaseLine in its sole discretion. Participated interests may be held in the name of the participants or in BaseLine's name on behalf of such participants, and EPI agrees to execute and deliver such documents and instruments as BaseLine may request in connection with such participations.

     E. Operations Respecting Subject Properties. EPI agrees to include BaseLine as a party to any operating agreement or related agreement concerning the Subject Properties for the sole purposes of receiving copies of all notices to EPI under such agreements and to participate in any vote, consent or election by EPI under such agreements to the extent of the amount of the Loan as compared to the total purchase price for the Subject Properties (the "BaseLine Voting Interest"). EPI agrees not to take any action on such vote, consent or election without BaseLine receiving written notice thereof at least twenty (20) days prior to such vote, consent or election, and EPI further agrees to cause BaseLine's decision on such matters to control as to the BaseLine Voting Interest. EPI AGREES TO INDEMNIFY AND HOLD BASELINE AND THE OTHER BASELINE PARTIES (AS DEFINED HEREIN) HARMLESS AS PROVIDED IN SECTION 14F HEREOF WITH RESPECT TO OR IN CONNECTION WITH ANY SUCH OPERATING OR SIMILAR AGREEMENT WHETHER RESULTING FROM THE ACTION, INACTION OR NEGLIGENCE OF EPI, BASELINE OR ANY THIRD PARTY, ALL AS MORE FULLY SET FORTH IN SECTION 14F.

     F. EPI agrees to pay to BaseLine upon execution of this Agreement the sum of $36,000 in consideration for consulting and other services provided by BaseLine to EPI in connection with EPI's acquisition of the Subject Properties.

8. DEFAULT. EPI shall be in default under this Agreement and under each of the other Loan Documents (i) if EPI defaults in the payment of any amounts due and owing under the Note, (ii) if EPI fails to timely and properly observe, keep or perform any term, covenant, agreement or condition of this Agreement or in any other Loan Document or in any other loan agreement, promissory note, security agreement, deed of trust, mortgage, assignment or other contract securing, guaranteeing or evidencing payment of any indebtedness of EPI to BaseLine, (iii) if a default or an event of default shall occur under the Deed of Trust or any other Loan Document, or (iv) if a default or an event of default shall occur under any operating agreement or similar agreement effecting the Subject Properties.

9. REMEDIES UPON DEFAULT. If an event of default shall occur, BaseLine shall have all rights, powers and remedies available under each of the Loan Documents as well as all rights and remedies available at law or in equity, including, without limitation, the right to declare the Note immediately due and payable.

10. CLOSING. The Loan shall be closed in September 29, 2000 at the offices of BaseLine, or at such other time or place as agreed upon by the parties. At closing, EPI shall deliver to BaseLine the following fully executed documents:

     (i)  This Note Agreement.

     (ii) The Note.

     (iii) The Deed of Trust.

     (iv) One or more stock option agreements in the name(s) of BaseLine and its designees covering the Initial Stock Option.

     (v) A stock option agreement in favor of BaseLine covering the Payout Stock Option. (vi) The assignment of the Working Interest Back-In.

     (vii) Certificate of Good Standing of EPI.

     (viii)  A  copy  of  the  EPI  corporate   resolutions   authorizing   this
          transaction, certified by an officer of EPI.

     (ix) Opinion of counsel for EPI regarding the matters set forth in Sections 4A, 4B, 4C, 4D, 4E and 4F.

     (x)  Letter(s) to purchaser(s) of production from the Subject Properties.

11. NOTICES. All notices, requests or demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to the other party at the following address:

     EPI:        ENERGY PRODUCERS, INC.
                 7944 East Beck Lane, Suite 200
                 Scottsdale, Arizona 85260-1774

     BaseLine:   BASELINE CAPITAL, INC.
                 500 West Wall Street, Suite 302
                 Midland, Texas 79701

     or to such other address as any party may designate by written notice to the other party. Each such notice, request and demand shall be deemed given or made (a) if sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, first class postage prepaid; or (b) if sent by any other means, upon delivery.

12. COSTS, EXPENSES AND ATTORNEYS' FEES. EPI shall pay to BaseLine immediately upon demand the full amount of all costs and expenses, including reasonable attorneys' fees and engineering fees, incurred at any time by BaseLine (whether before, after or during the loan closing) in connection with (a) the Loan, (b) the negotiation and preparation of this Agreement and each of the Loan Documents and any rights, remedies or interests hereunder or thereunder, (c) the maintenance, renewal or collection of the Loan or any rights or remedies under any Loan Documents, and (d) all other costs and attorneys' fees incurred by BaseLine for which EPI is obligated to reimburse BaseLine in accordance with the terms of the Loan Documents.

13. SAVINGS CLAUSE. All agreements between EPI and BaseLine, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency shall the interest paid or agreed to be paid to BaseLine exceed the maximum amount permitted under applicable law. If, under any circumstance whatsoever, interest would otherwise be payable to BaseLine at a rate in excess of the highest lawful rate, then the interest payable to BaseLine shall be reduced to the maximum amount permitted under applicable law, and if under any circumstance whatsoever BaseLine shall ever receive anything of value deemed interest by applicable law which would exceed interest at the highest lawful rate, then any excessive interest paid shall be applied to the reduction of the principal amount hereunder and not to the payment of interest or if such excess interest exceeds the unpaid principal balance hereof, such excess shall be refunded to EPI. All interest paid or agreed to be paid to BaseLine shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full obligations of EPI to BaseLine (including the period of any renewal or extension) so that the rate of interest hereon is uniform throughout the term hereof.

14. MISCELLANEOUS. EPI and BaseLine further covenant and agree as follows, without limiting any requirement of any other Loan Document:

     A. Cumulative Rights and Waiver of Notice. Each and every right granted to BaseLine under any Loan Document, or allowed it by law or equity shall be cumulative of each other and may be exercised in addition to any and all other rights of BaseLine, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by BaseLine of any right preclude any other or future exercise thereof or the exercise of any other right. EPI expressly waives any presentment, demand, protest or other notice of any kind, including but not limited to notice of intent to accelerate and notice of acceleration. No notice to or demand on EPI shall, of itself, entitle EPI to any other or future notice or demand in similar or other circumstances. B. Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of Texas, and are performable in Midland, Midland County, Texas.

     C. Amendment. No modification, consent, amendment or waiver of any provision of this Agreement, nor consent to any departure by EPI therefrom, shall be effective unless the same shall be in writing and signed by an officer of BaseLine, and then shall be effective only in the specified instance and for the purpose for which given. This Agreement is binding upon EPI, its respective heirs, successors and assigns, and inures to the benefit of BaseLine, its successors and assigns; however, no assignment or other transfer of EPI's rights or obligations hereunder shall be made or be effective without BaseLine's prior written consent, nor shall it relieve EPI of any obligations hereunder. There is no third party beneficiary of this Agreement.

     D. Documents. All documents, certificates and other items required under this Agreement to be executed and/or delivered to BaseLine shall be in form and content satisfactory to BaseLine and its counsel.

     E. Partial Invalidity. The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     F.   INDEMNIFICATION. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN
          SECTION 14(G), EPI SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS BASELINE, AND ITS OFFICERS, EMPLOYEES, AGENTS, SHAREHOLDERS, DIRECTORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "BASELINE PARTIES") FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, SUITS, LOSSES, DAMAGES, ASSESSMENTS, FINES, PENALTIES, COSTS OR OTHER EXPENSES (COLLECTIVELY, THE "BASELINE PARTNERS") (INCLUDING REASONABLE ATTORNEYS' FEES AND COURT COSTS) ARISING FROM OR IN ANY WAY RELATED TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING BUT NOT LIMITED TO ANY OPERATIONS OR OPERATIONAL DECISIONS, OR ACTUAL OR THREATENED DAMAGE TO THE ENVIRONMENT, AGENCY COSTS OF INVESTIGATION, PERSONAL INJURY OR DEATH, OR PROPERTY DAMAGE, DUE TO A RELEASE OR ALLEGED RELEASE OF HAZARDOUS MATERIALS, ARISING FROM EPI'S BUSINESS OPERATIONS, ANY OTHER PROPERTY OWNED BY EPI OR IN THE SURFACE OR GROUND WATER ARISING FROM EPI'S BUSINESS OPERATIONS, OR GASEOUS EMISSIONS ARISING FROM EPI'S BUSINESS OPERATIONS OR ANY OTHER CONDITION EXISTING OR ARISING FROM EPI'S BUSINESS OPERATIONS RESULTING FROM THE USE OR EXISTENCE OF HAZARDOUS MATERIALS, WHETHER SUCH CLAIM PROVES TO BE TRUE OR FALSE. EPI FURTHER AGREES THAT ITS INDEMNITY OBLIGATIONS SHALL INCLUDE, BUT ARE NOT LIMITED TO, LIABILITY FOR DAMAGES RESULTING FROM THE PERSONAL INJURY OR DEATH OF AN EMPLOYEE OF EPI, REGARDLESS OF WHETHER EPI HAS PAID THE EMPLOYEE UNDER THE WORKMEN'S COMPENSATION LAWS OF ANY STATE OR OTHER SIMILAR FEDERAL OR STATE LEGISLATION FOR THE PROTECTION OF EMPLOYEES. THE TERM "PROPERTY DAMAGE" AS USED IN THIS PARAGRAPH INCLUDES, BUT IS NOT LIMITED TO, DAMAGE TO ANY REAL OR PERSONAL PROPERTY OF EPI, BASELINE, BASELINE PARTIES AND OF ANY THIRD PARTIES. EPI'S OBLIGATIONS UNDER THIS PARAGRAPH SHALL SURVIVE THE REPAYMENT OF THE LOAN AND ANY DEED IN LIEU OF FORECLOSURE OR FORECLOSURE OF ANY DEED OF TRUST, SECURITY AGREEMENT OR MORTGAGE SECURING THE LOAN. THE PARTIES HERETO INTEND FOR THE PROVISIONS OF THIS PARAGRAPH TO APPLY TO AND PROTECT EACH INDEMNIFIED PARTY FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE, WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING OR CONCURRING CAUSE OF ANY CLAIMS INDEMNIFIED AGAINST IN THIS PARAGRAPH.

     G. Survivability. All covenants, agreements, representations and warranties made herein or in the other Loan Documents shall survive the making of the Loan and shall continue in full force and effect so long as the Loan is outstanding.

15. NOTICE OF FINAL AGREEMENT. THIS WRITTEN NOTE AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

EPI:                                           BaseLine:

ENERGY PRODUCERS, INC.                         BASELINE CAPITAL, INC.


By:      /s/ Mel Herzog                        By: /s/ Karl J. Reiter, President
---      --------------                        ---------------------------------
Mel Herzog                                     Karl J. Reiter
Title: Chairman and CEO                        President

                                    EXHIBIT A


                             ENERGY PRODUCERS, INC.
                         7944 East Beck Lane, Suite 200
                         Scottsdale, Arizona 85260-1774



                               September 29, 2000


         Re:Oil and Gas Properties

Ladies and Gentlemen:

     Energy Producers, Inc. ("EPI") is the owner of various oil and gas properties and interests ("Properties") further described on the schedule attached. By Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement ("Deed of Trust") dated September 29, 2000, EPI mortgaged and pledged the Properties for the benefit of BaseLine Capital, Inc. ("BaseLine"). The Deed of Trust contains an assignment to BaseLine of all of the oil and gas produced, saved and sold attributable to the Properties, and the Deed of Trust grants to BaseLine the right to receive payment for the proceeds of all such production.

     We understand that you are either:

     (a) purchasing production from the Properties and making payment to EPI for the proceeds of such production, or

     (b) receiving from the purchaser thereof the proceeds of production attributable to the Properties and distributing those proceeds to EPI, under your division or transfer orders or other authority or instructions which are described in the schedule attached hereto. This schedule contains three columns. In the first column there appears the Owner Number or other designation assigned by you to EPI. In the second column, there appears the Property Number or other designation assigned by you to the Properties from which there is produced the oil and gas for which you are making payment. In the third column there appears the total interest in gross production for which you are making payment to EPI, and for which payment should be made to BaseLine for the account of EPI, as provided below.

     EPI hereby authorizes you to pay the proceeds attributable to EPI's interest in the gross production from the Properties to BaseLine, for the account of EPI at the following address:

         BaseLine Capital, Inc.
         500 West Wall Street, Suite 302
         Midland,  Texas 79701
         Attn: Karl J. Reiter

     This letter is executed as an agreement in lieu of separate transfer and division orders with respect to those properties, production and proceeds, so that it will not be necessary to execute transfer or division orders to replace those previously executed and currently in effect. BaseLine agrees that, with respect to all proceeds distributed by you to BaseLine hereunder, BaseLine will, as mortgagee and assignee of EPI, be bound by the terms, conditions, representations, warranties and covenants of all transfer and division orders previously executed by EPI and now in force and effect covering any of such properties, production or proceeds, with the same effect as if BaseLine had joined in the execution of each transfer order and division order.

     No suspension or interruption in payment is intended because of this change in payment. If because of the time this notice is received, you make payment to EPI for purchases made after the date set forth above, an accounting will be effected between EPI and BaseLine.

     EPI authorizes BaseLine to receive and endorse all checks for production proceeds. You are further assured that you and the banks on which such checks are drawn may safely pay the same when bearing the endorsement of BaseLine, and without being required to look to the proper application of the funds represented by such checks. A signed copy of this letter is being delivered to BaseLine as evidence of its authority to receive and endorse the checks as above indicated.

     The Deed of Trust is recorded in the counties in which the Properties are situated. If you require, BaseLine will furnish to you copies of the recorded Deed of Trust. If you have any questions or instructions, please contact Karl J. Reiter, President, BaseLine Capital, Inc., 500 West Wall Street, Suite 302, Midland, Texas 79701, and whose telephone number is (915) 687-1272.

     This arrangement shall remain in effect until you are notified in writing by EPI and BaseLine that this arrangement has been terminated.

Yours very truly,

ENERGY PRODUCERS, INC.



By:
Name:
Title:

BASELINE CAPITAL, INC.



By:  Karl J. Reiter, President

                                    EXHIBIT B

                             STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT dated as of September 22, 2000 between Energy Producers, Inc. a Nevada corporation, with its principal office at 7944 E. Beck Lane, Suite 200, Scottsdale, Arizona 85260-1774 (the "Company") and (the "Optionee").

     WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to grant to the Optionee an option to purchase shares of the common stock, par value $.001 per share (the "Common Stock"), of the Company upon the terms set forth below.

NOW, THEREFORE, the parties agree as follows:

     1. Grant of Option

     1.1 The Company grants to the Optionee, on the terms and conditions hereinafter set forth, an option (the "Option"') to purchase shares in Common Stock of the Company as provided herein (the "Option Shares").

     1.2 Optionee understands that the Option is not entitled to special tax treatment under Section 422 of the Intemal Revenue Code as amended to date and as may be amended from time to time.

     2. Price and Payment for Shares

     The Option shall vest in the following increments (subject to Section 6 hereof) at the following exercise prices per share (the "Purchase Price"):

     _________ shares at $0.95 per share from and after the expiration of one hundred eighty (180) days following the date of this Agreement.

     _________ shares at $1.05 per share from and after the expiration of three hundred sixty (360) days following the date of this Agreement.

     _________ shares at $1.15 per share from and after the expiration of one year and six months (520) days following the date of this Agreement.

     3. Exercise Period. The Option is exercisable in whole or in part from time to time during the period(s) (the "Exercise Period(s)") commencing, as to each increment, on the date of vesting as provided in Section 2 and terminating on a date which is 5:00 P.M. Phoenix, Arizona time three (3) years from such date of vesting; provided, however, that if such date is a day on which banks in the State of Arizona are authorized or permitted to be closed, then the Exercise Period shall end at 5:00 P.M. Phoenix, Arizona time on the next day which is not such a day.

     4. Exercise of Option

     4.1 The Option may be exercised only by delivering or transmitting by registered or certified mail to the Secretary or the Treasurer of the Company, at the Company's then principal office, a written notice signed by an authorized officer of the Optionee on the Optionee's behalf specifying the number of Option Shares that the Optionee has irrevocably elected to purchase under the Option. Optionee shall pay the Purchase Price in cash or by delivering shares of Common Stock already owned by it having a fair market value on the date of exercise equal to the Purchase Price, or any combination of cash or shares, or by surrendering a number of Option Shares having a fair market value equal to the Purchase Price in a cashless exercise. The Purchase Price shall be paid not later than ten (10) days after the date of a statement from the Company following exercise setting forth the Purchase Price. If the Optionee fails to pay the Purchase Price within said ten (10) day period, the Company shall have the right to take whatever action it deems appropriate, including, without limitation, voiding the option exercise and reinstating the portion of the Option relating thereto. The Company shall not issue or transfer Option Shares upon exercise of the Option until the Purchase Price is fully paid.

     4.2 Upon the exercise of the Option, in whole or in part, the Company shall promptly issue stock certificates for the shares of Common Stock purchased and the Optionee shall be deemed to be the holder of the shares of Common Stock purchased as of the date of issuance of certificates for such shares to it. The Optionee will not be nor deemed to be a holder of any shares subject to the Option unless and until certificates for such shares are issued to it under the terms of this Agreement.

     5. Transferability of Option

     The Option herein granted shall be assignable and transferable by the Optionee, provided that the Optionee shall notify the Company within five business days of any such transfer or assignment and any such transfer is in compliance with applicable securities laws as reasonably determined by the Company.

     6. Termination; Acceleration

     All rights of the Optionee in the Option to the extent not exercised shall terminate at the expiration of the Exercise Period(s) herein defined or, if sooner, 30 days after the stockholders of the Company shall have approved an agreement to merge or consolidate with or into another corporation (and the Company is not the survivor of such merger or consolidation) or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation). Immediately upon the occurrence of any such events or any change in a majority of the Board of Directors of the Company, the entire Option shall automatically become fully vested and exercisable notwithstanding Section 2 hereof.

     7. Registration

     7.1 If at any time after the date of this Agreement and prior to the expiration of all Exercise Period(s), the Company proposes to file a registration statement to register any Common Stock (other than Common Stock issued with respect to any acquisition or any employee stock option, stock purchase or similar plan) under the Securities Act of 1933, as amended (the "Securities Act") for sale to the public in an underwritten offering, it will at each such time give prior written notice to the Optionee of its intention to do so ("Notice of Intent") and, upon the written request of the Optionee made within 30 calendar days after the receipt of any such notice (which request must specify the number of Option Shares Optionee requests to be included in the registration, the Company will use its best efforts to effect the registration under the Securities Act of the Option Shares which the Company has been so requested to register, provided, however, that if the managing underwriter shall certify in writing that inclusion of all or any of the Option Shares would, in such managing underwriter's opinion, materially interfere with the proposed distribution and marketing of the Common Stock in respect of which registration was originally to be effected (such writing to state the basis of such opinion and the maximum number of shares which may be distributed without such interference), then the Company may, upon written notice to the Optionee, have the right to exclude from such registration such number of Option Shares which it would otherwise be required to register hereunder as is necessary to reduce the total amount of Common Stock to be so registered to the maximum amount which can be so marketed.

     7.2 The Option Shares will be subject to a lock up agreement to be entered into by the Optionee upon effectiveness of the registration statement that will limited the sale of the shares during a six month period after effectiveness, whereby one sixth (1/6) of the Option Shares shall become available for sale each month from and after the effective date of the registration statement.

     7.3 In addition to the foregoing, the Company shall be required to file for the registration of the Option Shares within six (6) months of the date of this Agreement. Should the registration not be filed within such six month period of time all of the Option Shares shall be immediately issued to Optionee without payment by and at no cost to Optionee, and shall be restricted common stock of the Company under Rule 144 of the Securities Act within ten (10) days of the expiration of such six month period.

     7.4 If the Company fails to file the registration statement within the period set forth in Section 7.3, the Company shall be required to file for the registration of the Option Shares within twelve (12) months of the date of this Agreement. Should the registration not be filed within such twelve month period, the properties listed in Exhibit A attached hereto shall be assigned by the Company to Optionee within ten (10) days of the expiration of such twelve month period by a form of assignment acceptable to Optionee.

     8. Registration Expenses

         The costs and expenses (other than underwriting discounts and commissions) of all registrations and qualifications under the Securities Act, and of all other actions the Company is required to take or effect pursuant to this Agreement shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses.
fees and expenses of complying with Blue Sky laws, and fees and disbursements of counsel for the Company and of independent public accountants.

     9. Registration Procedures

     If and whenever the Company is required to effect or file for the registration of any Option Shares under the Securities Act as provided in this Agreement, the Company will promptly:

     9.1  prepare  and  file  with  the  Securities   and  Exchange   Commission
("Commission") a registration statement with respect to such Option Shares and use its best efforts to cause such registration statement to become effective;

     9.2 prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all such Option Shares and other securities covered by such registration statement until the earlier of such time as all of such Option Shares and other securities have been disposed of in accordance with such registration statement, or the expiration of all Exercise Periods;

     9.3 furnish to the Optionee such number of copies of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus included in such registration statement, in conformity with the requirements of the Securities Act;

     9.4 use its best efforts to register or qualify the Option Shares covered by such registration statement under such other securities or Blue Sky laws of such, jurisdictions within the United States of America (including territories and commonwealths thereof) as the Optionee shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction;

     9.5 The Company may require the Optionee to furnish the Company such information regarding it and the distribution of such Option Shares as the Company may from time to time request in writing and as shall be required by law to effect such registration.

     10. Termination of Obligations

     The obligations of the Company imposed by Section 7 through 9 above shall cease and terminate, as to any particular Option Shares, when such shares shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities.

     11. Availability of Information

     The Company shall use its best efforts to make publicly available such information and documentation as may be presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Option Shares.

     12. Dilution or Other Adjustments

     In the event of any change in the Common Stock subject to the Option granted by this Agreement through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or the issuance to stockholders of rights to subscribe to stock of the same class, or in the event of any change in the capital structure or other increase or decrease in the number of issued shares of Common Stock effected without the receipt of consideration by the Company, (i) the number of Option Shares, (ii) the Purchase Price, and (iii) any provision of this Agreement, shall be automatically adjusted as necessary in order to prevent dilution or enlargement of the Option and the rights granted hereunder. The Company shall promptly notify Optionee of any such adjustment.

     13. Miscellaneous

     13.1 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Arizona without giving effect to the provisions, principles or policies thereof relating to choice or conflict of law.

     13.2 Any and all notices referred to herein shall be sufficient if furnished in writing and delivered in person or mailed by certified mail (return receipt requested) to the respective parties at their addresses set forth above or to such other address as either party may from time to time designate in writing.

     13.3 As used herein, the masculine gender shall include the feminine gender. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13.4 No amendment, change or modification of this document shall be valid unless in writing and signed by all of the parties hereto.

     13.5 No reliance upon or waiver of one or more provisions of this Agreement shall constitute a waiver of any other provisions hereof.

     13.6 All of the terms and provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

     13.7 The captions appearing at the commencement of the sections hereof are descriptive only and are for convenience of reference. Should there be any conflict between any such caption and the section at the head of which it appears, the substantive provisions of such section and not such caption shall control and govern in the construction of this document.

     13.8 This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement, and any and all prior agreements, understandings or representations are hereby terminated and canceled in their entirety.

     13.9 The Option shall be effective as of September 29, 2000.

ENERGY PRODUCERS, INC.


By:___________________________________
Mel Herzog
Authorized Signatory


OPTIONEE



-----------------------------------
Authorized Signatory

                                    Exhibit C


                          ASSIGNMENT AND BILL OF SALE

STATE OF TEXAS           ss.
COUNTY OF YOUNG


     This Assignment and Bill of Sale is made by and between Energy Producers, Inc., 7944 E. Beck Lane, Suite 200, Scottsdale, Arizona 85260-1774, as Assignor, and BaseLine Capital, Inc., 500 W. Wall, Suite 302, Midland, Texas 79701, as Assignee.

     WHEREAS, Assignor is the present owner of certain oil, gas and mineral leases, as more particularly described on Exhibit "A", attached hereto and made a part hereof, referred to herein as the "Subject Leases"; and

     WHEREAS, Assignor has agreed to grant, sell, assign, transfer and convey to Assignee, a portion of its right, title and working interest in and to the Subject Leases and all property and rights appurtenant thereto as herein described, effective upon "Payout" (as such term is defined in that certain Note Agreement between Assignor and Assignee dated September 29, 2000 (the "Note Agreement")), all for the consideration and on the terms and conditions as expressed herein.

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby GRANT, SELL, ASSIGN, TRANSFER AND CONVEY unto Assignor, the following:

     - Fifty-five percent (55%) of Assignor's undivided right, title and interest in and to the Subject Leases, including without limitation, working interests, net revenue interests and any other interests of similar nature;

     - Fifty-five percent (55%) of Assignor's undivided interest in and to all documents and agreements relating to the Subject Leases, including without limitation, surface leases, operating agreements, salt water disposal agreements, easements, permits, licenses, unitization or pooling orders and all other executory contracts and agreements relating to the Subject Leases; and

     - Fifty-five percent (55%) of Assignor's undivided interest in and to all property and rights appurtenant to the Subject Leases, including, but not necessarily limited to, all wells, equipment and facilities which are located on, appurtenant to, or used directly in connection with the production, treatment or transportation of oil and gas or the disposal of produced water or other by-products from lands covered by the Subject Leases or pooled or unitized therewith, collectively referred to as the "Properties".

     This Assignment and Bill of Sale shall be effective upon Payout (the "Effective Date"), which may be conclusively established by an affidavit of Assignee in accordance with the Note Agreement. In the event Payout does not occur on or before September 30, 2020, then this Assignment shall be of no further force and effect.

This Assignment and Bill of Sale is executed without any warranty of title whatsoever, either express or implied, except as to parties claiming or to claim the same or any part thereof, by, through or under Assignor. EXCEPT AS PROVIDED HEREIN, THE PROPERTIES HEREIN DESCRIBED ARE ASSIGNED, TRANSFERRED AND ACCEPTED BY ASSIGNEE WITHOUT WARRANTY OF ANY NATURE, EITHER EXPRESS, STATUTORY OR IMPLIED, WHETHER AS TO DESCRIPTION, CONDITION, QUALITY OR FITNESS FOR ANY PURPOSE AND, ASSIGNEE ACCEPTS SAME "AS IS" AND "WHERE IS", WITH ALL DEFECTS AND ALL RISKS INHERENT IN USING AND OPERATING SAME.

     TO HAVE AND TO HOLD the Subject Leases and Properties unto Assignee, its successors and assigns forever.

     IN WITNESS WHEREOF, this Assignment and Bill of Sale is executed this 29th day of September, 2000, but effective as of the Effective Date.


ASSIGNOR:

ENERGY PRODUCERS, INC.



By: /s/ Mel Herzog
----------------------
Mel Herzog, Chief Executive Officer

ASSIGNEE:


BASELINE CAPITAL, INC.



By: /s/ Karl J. Reiter
----------------------
Karl Reiter, President


STATE OF ARIZONA
                         ss.
COUNTY OF __________

     This instrument was acknowledged before me this ___ day of September, 2000, by Mel Herzog, Chief Executive Officer of Energy Producers, Inc., a Nevada corporation, on behalf of said corporation.



                                                 -------------------------------
                                                 Notary Public, State of Arizona

                                                 -------------------------------
                                                           Notary's Printed Name
                                                          My Commission Expires:



STATE OF TEXAS
                         ss.
COUNTY OF MIDLAND

     This instrument was acknowledged before me this ___ day of September, 2000, by Karl Reiter, President of BaseLine Capital, Inc., a Texas corporation, on behalf of said corporation.


                                                   -----------------------------
                                                   Notary Public, State of Texas


                                                   -----------------------------
                                                           Notary's Printed Name
                                                          My Commission Expires:

                                 PROMISSORY NOTE

                                  $1,050,000.00
                               September 29, 2000


     FOR VALUE RECEIVED, the undersigned, Energy Producers, Inc. (hereinafter called "Maker"), promises to pay to the order of BaseLine Capital, Inc. (hereinafter called "Payee") to the address set forth below, the principal sum of One Million Fifty Thousand and No/100 Dollars ($1,050,000.00) in coin or currency of the United States of America, without interest, except for interest on past due amounts at the rate specified below; provided that in no event shall the interest exceed the maximum amount of nonusurious interest allowed from time to time by applicable law ("Highest Lawful Rate"). Maker shall pay the amounts due hereunder to the Payee at the following address:

BaseLine Capital, Inc.
500 West Wall, Suite 302
Midland, Texas 79701

     The principal of this Note (and any interest accrued on past due amounts hereunder) is payable in monthly installments equal to the greater of (i) eighty percent (80%) of Maker's Net Production Proceeds (as defined herein) for the second calendar month immediately preceding the calendar month in which such payment is due, or (ii) $25,000.00. Such monthly installments shall be due and payable on the 1st day of each month beginning December 1, 2000 and continuing each month thereafter until all unpaid principal and accrued and unpaid interest, if any, on this Note is paid in full. If not sooner paid pursuant to the foregoing, all outstanding principal and accrued and unpaid interest on this
Note is due and payable on September 30, 2005, the maturity date of this Note. As used herein, "Net Production Proceeds" means all revenue received by or otherwise credited to Maker's interests in and to the oil and gas properties securing this Note under the Deed of Trust (as defined herein) (the "Properties") from the sale of hydrocarbons in, under or produced from the Properties after deducting royalties, existing overriding royalties, normal and reasonable operating expenses, the management, administrative and operating fees payable to Payee and severance, ad valorem and excise taxes.

     All past due installments of principal shall bear interest at the lesser of eighteen percent (18%) per annum or the highest lawful rate from the due date until paid. Interest shall be calculated based upon a three hundred sixty-five
(365) day year.

     If this  Note is not  paid  when  due and is  placed  in the  hands  of any attorney for collection, or suit is filed hereon, or proceedings are made in probate, bankruptcy, receivership, arrangement or otherwise for collection hereof, Maker and each endorser, guarantor and surety liable upon or for payment of this Note agree to pay all reasonable expenses and costs incurred by Payee in connection with such collection, suit or proceedings, including without limitation, reasonable attorney's fees.

     Maker reserves the right to prepay all or any portion of the remaining principal balance due at any time, and from time to time, without penalty or fee. However, any prepayment hereunder shall be applied first to accrued unpaid interest, if any, owing on this Note and the balance to principal. Any prepayment hereunder shall not reduce the amount or timing of the monthly installments due hereunder until this Note is paid in full.

     Upon any default in payment of this Note or any default or event of default under the Note Agreement (as hereinafter defined), Deed of Trust or any other document or instrument executed in connection herewith or therewith, Payee shall be entitled to all rights and remedies under the Note Agreement, the Deed of Trust, such other documents and instruments and applicable law, including without limitation, the right to declare all amounts under this Note immediately due and payable.

     Maker, as well as any persons or entities which become liable for the payment of this Note, hereby expressly (a) waives (i) presentment for payment of this Note, (ii) protest, bringing of suit or diligence in collection, (iii) notice of default, demand, notice of intent to accelerate and notice of acceleration, and/or (iv) any defense on account of the extension of time of payments; (b) consents to any the release of any party primarily or secondarily liable hereon; and (c) agrees that (i) the acceptance of late payment(s) hereunder by Payee hereof, (ii) waiver of any event(s) of default hereunder and/or any instrument securing or guaranteeing the payment hereof or (iii) other forgiveness of any other defaults by the Maker, shall not constitute a waiver by the Payee hereof of any subsequent defaults, late payments or other violations of Maker's obligations hereunder and/or in the terms of any instrument securing or guaranteeing the payment hereof.

     All agreements between the Maker and Payee, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency shall the interest paid or agreed to be paid to Payee exceed the maximum amount permitted under applicable law. If, under any circumstance whatsoever, interest would otherwise be payable to Payee at a rate in excess of the Highest Lawful Rate, then the interest payable to Payee shall be reduced to the maximum amount permitted under applicable law, and if under any circumstance whatsoever Payee shall ever receive anything of value deemed interest by applicable law which would exceed interest at the Highest Lawful Rate, then any excessive interest paid shall be applied to the reduction of the principal amount hereunder and not to the payment of interest or if such excess interest exceeds the unpaid principal balance hereof, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Payee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of this Note so that the rate of interest hereon is uniform throughout the term hereof. This paragraph shall control all agreements between the undersigned and the Payee.

     This Note is being executed and delivered in connection with and pursuant to that certain Note Agreement of even date herewith, by and between Maker and Payee (the "Note Agreement"), and is secured by that certain Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement of even date herewith executed by Maker for the benefit of Payee (the "Deed of Trust").

     Any check, draft, money order or other instruments given in payment of all or any portion of this Note may be accepted by the Payee and handled for collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of the Payee except to the extent that actual cash proceeds of such instruments are unconditionally received by the Payee and applied to this Note in the manner hereinabove provided.

THIS NOTE SHALL BE CONSTRUED IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF TEXAS
EXCEPT FOR CONFLICTS OF LAWS PRINCIPALS WHICH WOULD RESULT IN THE LAWS OF ANOTHER JURISDICTION TO APPLY.

     IN WITNESS WHEREOF, Maker has executed this Note as of the 29th day of September, 2000.

ENERGY PRODUCERS, INC.
7944 East Beck Lane, Suite 200
Scottsdale, Arizona 85260

By: /s/ Mel Herzog
--------------------
Name: Mel Herzog
Title: Chairman and CEO

                             STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT dated as of September 22, 2000 between Energy Producers, Inc. a Nevada corporation, with its principal office at 7944 E. Beck Lane, Suite 200, Scottsdale, Arizona 85260-1774 (the "Company") and BaseLine Capital, Inc. located at 500 W. Wall, Suite 302, Midland, Texas 79701 (the "Optionee").

     WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to grant to the Optionee an option to purchase 2,000,000 shares of the common stock, par value $.001 per share (the "Common Stock"), of the Company upon the terms set forth below.

NOW, THEREFORE, the parties agree as follows:

     1. Grant of Option

     1.1 The Company grants to the Optionee, on the terms and conditions hereinafter set forth, an option (the "Option"') to purchase 2,000,000 shares in Common Stock of the Company as provided herein (the "Option Shares").

     1.2 Optionee understands that the Option is not entitled to special tax treatment under Section 422 of the Intemal Revenue Code as amended to date and as may be amended from time to time.

     2. Price and Payment for Shares

     The Option shall vest upon "Payout", as that term is defined in that certain Note Agreement between the Company and Optionee dated as of September 29, 2000, and shall have an exercise price of $0.85 per share (the "Purchase Price").

     3. Exercise Period. The Option is exercisable in whole or in part from time to time during the period (the "Exercise Period") commencing on the date of vesting as provided in Section 2 and terminating on a date which is 5:00 P.M. Phoenix, Arizona time three (3) years from such date of vesting; provided, however, that if such date is a day on which banks in the State of Arizona are authorized or permitted to be closed, then the Exercise Period shall end at 5:00 P.M. Phoenix, Arizona time on the next day which is not such a day.

     4. Exercise of Option

     4.1 The Option may be exercised only by delivering or transmitting by registered or certified mail to the Secretary or the Treasurer of the Company, at the Company's then principal office, a written notice signed by an authorized officer of the Optionee on the Optionee's behalf specifying the number of Option Shares that the Optionee has irrevocably elected to purchase under the Option. Optionee shall pay the Purchase Price in cash. The Purchase Price shall be paid not later than ten (10) days after the date of a statement from the Company following exercise setting forth the Purchase Price. If the Optionee fails to pay the Purchase Price within said ten (10) day period, the Company shall have the right to take whatever action it deems appropriate, including, without limitation, voiding the option exercise and reinstating the portion of the Option relating thereto. The Company shall not issue or transfer Option Shares upon exercise of the Option until the Purchase Price is fully paid.

     4.2 Upon the exercise of the Option, in whole or in part, the Company shall promptly issue stock certificates for the shares of Common Stock purchased and the Optionee shall be deemed to be the holder of the shares of Common Stock purchased as of the date of issuance of certificates for such shares to it. The Optionee will not be nor deemed to be a holder of any shares subject to the Option unless and until certificates for such shares are issued to it under the terms of this Agreement.

     5. Transferability of Option

     The Option herein granted shall be assignable and transferable by the Optionee, provided that the Optionee shall notify the Company within five business days of any such transfer or assignment and any such transfer is in compliance with applicable securities laws as reasonably determined by the Company.

     6. Termination; Acceleration

     All rights of the Optionee in the Option to the extent not exercised shall terminate at the expiration of the Exercise Period herein defined or, if sooner, 30 days after the stockholders of the Company shall have approved an agreement to merge or consolidate with or into another corporation (and the Company is not the survivor of such merger or consolidation) or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation). Immediately upon the occurrence of any such events or any change in a majority of the Board of Directors of the Company, the entire Option shall automatically become fully vested and exercisable notwithstanding
Section 2 hereof.

     7. Registration

     7.1 If at any time after the date of this Agreement and prior to the expiration of all Exercise Period(s) the Company proposes to file a registration statement to register any Common Stock (other than Common Stock issued with respect to any acquisition or any employee stock option, stock purchase or similar plan) under the Securities Act of 1933, as amended (the "Securities Act) for sale to the public in an underwritten offering, it will at each such time give written notice to the Optionee of its intention to do so ("Notice of Intent") and, upon the written request of the Optionee made within 30 calendar days after the receipt of any such notice (which request must specify the number of Option Shares Optionee requests to be included in the registration, the Company will use its best efforts to effect the registration under the Securities Act of the Option Shares which the Company has been so requested to register, provided, however, that if the managing underwriter shall certify in writing that inclusion of all or any of the Option Shares would, in such managing underwriter's opinion, materially interfere with the proposed distribution and marketing of the Common Stock in respect of which registration was originally to be effected (such writing to state the basis of such opinion and the maximum number of shares which may be distributed without such interference), then the Company may, upon written notice to the Optionee, have the right to exclude from such registration such number of Option Shares which it would otherwise be required to register hereunder as is necessary to reduce the total amount of Common Stock to be so registered to the maximum amount which can be so marketed.

     7.2  Notwithstanding  the  foregoing,   the  Company  shall  file  for  the
registration of the Option Shares on or before twenty-four (24) months from the date hereof.

     7.3 After the registration required under Section 7.2 has become effective, the Option Shares shall be available for sale by Optionee (and any transferee) at no more than 20% of the total Trading Volume. The "Trading Volume" shall be the average daily volume for the twenty days beginning twenty-two days before and ending two days before the sale.

     8. Registration Expenses

     The costs and expenses (other than underwriting discounts and commissions) of all registrations and qualifications under the Securities Act, and of all other actions the Company is required to take or effect pursuant to this Agreement shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses. fees and expenses of complying with Blue Sky laws, and fees and disbursements of counsel for the Company and of independent public accountants.

     9. Registration Procedures

     If and whenever the Company is required to effect of file for the registration of any Option Shares under the Securities Act as provided in this Agreement, the Company will promptly:

     9.1  prepare  and  file  with  the  Securities   and  Exchange   Commission
("Commission") a registration statement with respect to such Option Shares and use its best efforts to cause such registration statement to become effective;

     9.2 prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all such Option Shares and other securities covered by such registration statement until the earlier of such time as all of such Option Shares and other securities have been disposed of in accordance with such registration statement, or the expiration of the Exercise Period;

     9.3 furnish to the Optionee such number of copies of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus included in such registration statement, in conformity with the requirements of the Securities Act;

     9.4 use its best efforts to register or qualify the Option Shares covered by such registration statement under such other securities or Blue Sky laws of such, jurisdictions within the United States of America (including territories and commonwealths thereof) as the Optionee shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction;

     9.5 The Company may require the Optionee to furnish the Company such information regarding it and the distribution of such Option Shares as the Company may from time to time request in writing and as shall be required by law to effect such registration.

     10. Termination of Obligations

     The obligations of the Company imposed by Section 7 through 9 above shall cease and terminate, as to any particular Option Shares, when such shares shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities.

     11. Availability of Information

     The Company shall use its best efforts to make publicly available such information and documentation as may be necessary presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Option Shares.

     12. Dilution or Other Adjustments

     In the event of any change in the Common Stock subject to the Option granted by this Agreement through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or the issuance to stockholders of rights to subscribe to stock of the same class, or in the event of any change in the capital structure or other increase or decrease in the number of issued shares of Common Stock effected without the receipt of consideration by the Company, (i) the number of Option Shares, (ii) the Purchase Price, and (iii) any provision of this Agreement, shall be automatically adjusted as necessary in order to prevent dilution or enlargement of the Option and the rights granted hereunder. The Company shall promptly notify Optionee of any such adjustment.

     13. Miscellaneous

     13.1 The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Arizona without giving effect to the provisions, principles or policies thereof relating to choice or conflict of law.

     13.2 Any and all notices referred to herein shall be sufficient if furnished in writing and delivered in person or mailed by certified mail (return receipt requested) to the respective parties at their addresses set forth above or to such other address as either party may from time to time designate in writing.

     13.3 As used herein, the masculine gender shall include the feminine gender. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13.4 No amendment, change or modification of this document shall be valid unless in writing and signed by all of the parties hereto.

     13.5 No reliance upon or waiver of one or more provisions of this Agreement shall constitute a waiver of any other provisions hereof.

     13.6 All of the terms and provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

     13.7 The captions appearing at the commencement of the sections hereof are descriptive only and are for convenience of reference. Should there be any conflict between any such caption and the section at the head of which it appears, the substantive provisions of such section and not such caption shall control and govern in the construction of this document.

     13.8 This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement, and any and all prior agreements, understandings or representations are hereby terminated and canceled in their entirety.

     13.9 The Option shall be effective as of September 29, 2000



ENERGY PRODUCERS, INC.



By: /s/ Mel Herzog, CEO
-----------------------
Mel Herzog
Authorized Signatory


OPTIONEE


Karl J. Reiter, President
-------------------------
Authorized Signatory

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW TRUSTEE (AS HEREINAFTER DEFINED) TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE GRANTOR (AS HEREINAFTER DEFINED) UNDER THIS MORTGAGE.

                      DEED OF TRUST, MORTGAGE, ASSIGNMENT,
                   SECURITY AGREEMENT AND FINANCING STATEMENT

     THIS DEED OF TRUST, MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT AND FINANCING STATEMENT (Line of Credit Mortgage) (this "Mortgage"),

                              W I T N E S S E T H:

                                   ARTICLE I.

                     Granting Clauses; Secured Indebtedness


     Section 1.1. Grant of Lien. Energy Producers, Inc., a Nevada corporation (herein called "Grantor"), for and in consideration of the sum of Ten Dollars ($10.00) to Grantor in hand paid, in order to secure the payment of the secured indebtedness (as hereinafter defined) and the performance of the obligations, covenants, agreements, warranties and undertakings of Grantor hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Karl J. Reiter, Trustee (herein called "Trustee") (and where appropriate to effectuate the provisions of Section 4.4 hereof, does hereby grant to Trustee a POWER OF SALE with respect thereto pursuant to this Mortgage and applicable law, and where appropriate to effectuate the provisions of Section 4.5 hereof, does hereby MORTGAGE, GRANT, BARGAIN, CONVEY, ASSIGN, WARRANT, PLEDGE and HYPOTHECATE to Noteholder (as hereinafter defined), and grant to Noteholder a POWER OF SALE with respect thereto pursuant to this Mortgage and applicable law) the following:

          A. The oil, gas and/or other mineral properties which are described in Exhibit A attached hereto and made a part hereof;

          B. Without limitation of the foregoing, all other right, title and interest of Grantor of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in and to the lands which are described or referred to in Exhibit A hereto as a part of the descriptions (contained in such Exhibit A) of oil, gas and/or other mineral properties, or which are otherwise described in any of the leases or other instruments described in Exhibit A hereto, even though the interest of Grantor in such lands may be incorrectly described in, or omitted from, Exhibit A hereto;

          C. All of Grantor's interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all presently existing and hereafter created oil, gas and/or mineral unitization, pooling and/or communitization agreements, declarations and/or orders, and in and to the properties covered and the units created thereby (including, without limitation, units formed under orders, rules, regulations or other official acts of any federal, state or other authority having jurisdiction and so called "working interest units" created under operating agreements or otherwise), which cover, affect or otherwise relate to the properties described in clause A or B above;

          D. All of Grantor's interest in and rights under (whether now owned or hereafter acquired by operation of law or otherwise) all presently existing and hereafter created operating agreements, equipment leases, production sales, purchase, exchange and/or processing agreements, transportation agreements, farmout and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements, and other contracts and/or agreements which cover, affect, or otherwise relate to the properties described in clause A, B or C above or to the operation of such properties or to the treating, handling, storing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, including, but not limited to, those contracts listed in Exhibit A hereto, as same may be amended or supplemented from time to time; and

          E. All of Grantor's interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all equipment, improvements, materials, supplies, fixtures, movable or immovable property and other property (including, without limitation, all wells, pumping units, wellhead equipment, tanks, pipelines, flow lines, gathering lines, compressors, dehydration units, separators, meters, buildings, injection facilities, salt water disposal facilities, and power, telephone and telegraph lines) and all easements, servitudes, rights-of-way, surface leases and other surface rights, which are now or hereafter used, or held for use, in connection with the properties described in clauses A, B and C above, or in connection with the operation of such properties, or in connection with the treating, handling, storing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties.

     TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the "Mortgaged Properties" and individually called a "Mortgaged Property"), unto Trustee, and his successors or substitutes in this trust, and to his or their successors and assigns, in trust, however, upon the terms, provisions and conditions herein set forth.

     Section 1.2. Grant of Security Interest. In order to further secure the payment of the secured indebtedness and the performance of the obligations, covenants, agreements, warranties, and undertakings of Grantor hereinafter described, Grantor hereby grants to Noteholder a security interest in the entire interest of Grantor (whether now owned or hereafter acquired by operation of law or otherwise) in and to:

     (a)  the Mortgaged Properties;

     (b) all oil, gas, other hydrocarbons, and other minerals produced from or allocated to the Mortgaged Properties, and any products processed or obtained therefrom (herein collectively called the "Production"), and all liens and security interests in the Production securing payment of the proceeds of the Production including, but not limited to, those liens and security interests provided under statutes enacted in the jurisdictions in which the Mortgaged Properties are located;

     (c) all equipment, inventory, improvements, fixtures, accessions, goods and other personal property of whatever nature now or hereafter located on or used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof or the treating, handling, storing, transporting, processing, or marketing of Production) and all renewals or replacements thereof or substitutions therefor;

     (d) all contract rights, contractual rights, and other general intangibles related to the Mortgaged Properties, the operation thereof (whether Grantor is operator or non-operator), or the treating, handling, storing, transporting, processing, or marketing of Production, or under which the proceeds of Production arise or are evidenced or governed;

     (e) all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Properties, the Production, or any other item of Property (as hereinafter defined) which are in the possession of Grantor or in which Grantor can otherwise grant a security interest, and all books, files, records, magnetic media, computer records, and other forms of recording or obtaining access to such data;

     (f) all money, documents, instruments, chattel paper, securities, accounts, or general intangibles arising from or by virtue of any transaction related to the Mortgaged Properties or the Production (all of the properties, rights and interests described in subsections (a),
          (b), (c), (d), and (e) above and this subsection (f) being herein sometimes collectively called the "Collateral"); and

     (g) all proceeds of the Collateral or payments in lieu of Production (such as "take or pay" payments), whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real/immovable property, personal/movable property or other assets (the Mortgaged Properties, the Collateral and the proceeds of the Collateral and payments in lieu of Production being herein sometimes collectively called the "Property").

     Section 1.3. Note, Loan Documents, Other Obligations. This Mortgage is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness and liabilities:

          (a) All indebtedness and other obligations now or hereafter arising pursuant to the terms and provisions of that certain Note Agreement dated of even date herewith between Grantor and Noteholder (herein called the "Agreement");

          (b) The following described promissory note:

               (i) Promissory Note of even date herewith in the original principal amount of One Million Fifty Thousand and 00/100 Dollars ($1,050,000.00) from Grantor, and payable to BaseLine Capital, Inc.; and

               (ii) The above described note and all other notes given in substitution or replacement thereof or in modification, renewal or extension thereof, in whole or in part.

The payee in the above described note, namely BaseLine Capital, Inc., is hereinafter called "Lender". The above described note bears interest as therein provided, and contains provisions for the payment of a reasonable additional amount as attorneys fees. The above described note as from time to time supplemented, amended, or modified and all other notes given in substitution or replacement therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter called the "Note" and Lender and each subsequent holder of the Note or any part thereof or interest therein, or any of the other secured indebtedness being herein called "Noteholder";

          (b) All indebtedness and other obligations owed to Noteholder now or hereafter incurred or arising pursuant to or permitted by the provisions of the Note, the Agreement, this Mortgage or any other instrument now or hereafter evidencing, governing, guaranteeing or securing or otherwise executed in connection with the loan evidenced by the Note, including but not limited to any loan or credit agreement, tri-party financing agreement or other agreement between Grantor and Noteholder, or among Grantor, Noteholder and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Note or the Agreement (the Agreement, the Note, this Mortgage and such other instruments being herein sometimes collectively called the "Loan Documents"); and

          (c) All other loans and future advances made by Noteholder to Grantor and all other debts, obligations and liabilities of Grantor of every kind and character now or hereafter existing in favor of Noteholder, whether direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Noteholder or to a third party and subsequently acquired by Noteholder, it being contemplated that Grantor may hereafter become indebted to Noteholder for such further debts, obligations and liabilities.

     Section 1.4. Secured Indebtedness. The indebtedness referred to in Section 1.3, and all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are hereinafter sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby".

                                   ARTICLE II.

                    Representations, Warranties and Covenants

     Section 2.1. Grantor represents, warrants, and covenants as follows:

     (a) Title and Permitted Encumbrances. Grantor has, and Grantor covenants to maintain, good and defensible title to the Property free and clear of all liens, security interests, and encumbrances except for (i) the contracts, agreements, burdens, encumbrances and other matters set forth in the descriptions of certain of the Mortgaged Properties on Exhibit A hereto, (ii) the liens and security interests evidenced by this Mortgage, (iii) statutory liens for taxes which are not yet delinquent, (iv) liens under operating agreements, pooling orders and unitization agreements, and mechanics' and materialmen's liens, with respect to obligations which are not yet due, (v) other liens and security interests (if any) in favor of Lender and (vi) minor defects and irregularities in title to any Property, so long as such defects and irregularities neither (A) are liens or security interests which secure other indebtedness or obligations nor (B) materially impair the value of such Property or the use thereof for the purposes for which such Property is held (the matters described in the foregoing clauses
(i), (ii), (iii), (iv), (v) and (vi) being herein called the "Permitted Encumbrances"); Grantor will warrant and defend title to the Property, subject as aforesaid, against the claims and demands (including claims which would be a Permitted Encumbrance under item (vi) above) of all persons claiming or to claim the same or any part thereof. With respect to each Mortgaged Property, the ownership of Grantor in such Mortgaged Property does and will, (i) with respect to each tract of land described in Exhibit A hereto in connection with such Mortgaged Property, (A) entitle Grantor to receive (subject to the terms and provisions of this Mortgage) a decimal or percentage share of the Production produced from, or allocated to, such tract equal to not less than the decimal or percentage share set forth in Exhibit A in connection with such tract opposite the words "Net Revenue Interest" (or words of similar import), (B) cause Grantor to be obligated to bear a decimal or percentage share of the cost of exploration, development and operation of such tract of land not greater than the decimal or percentage share set forth in Exhibit A in connection with such tract opposite the words "Working Interest" (or words of similar import) and
(ii) if such Mortgaged Property is shown in Exhibit A to be subject to a unit or units, with respect to each such unit, (A) entitle Grantor to receive (subject to the terms and provisions of this Mortgage) a decimal or percentage share of Production produced from, or allocated to, such unit equal to not less than the decimal or percentage share set forth in Exhibit A in connection with such Mortgaged Property opposite the words "Unit Net Revenue Interest" or words of similar import (and if such Mortgaged Property is subject to more than one unit, words identifying such interest with such unit), and (B) obligate Grantor to bear a decimal or percentage share of the cost of exploration, development and operation of such unit not greater than the decimal or percentage share set forth in Exhibit A in connection with such Mortgaged Property opposite the words "Unit Working Interest" or words of similar import (and if such Mortgaged Property is subject to more than one unit, words identifying such interest with such unit); such shares of Production which Grantor is entitled to receive, and shares of expenses which Grantor is obligated to bear, are not and will not be subject to change (other than changes which arise pursuant to non-consent provisions of operating agreements described in Exhibit A in connection with such Mortgaged Properties, respectively, in connection with operations hereafter proposed) except, and only to the extent that, such changes are reflected in Exhibit A. There is not and will not be any unexpired financing statement covering any part of the Property on file in any public office naming any party other than Lender as secured party. The execution, delivery and performance of this Mortgage and the creation of the liens hereunder do not violate any provision or constitute a default under any operating agreement or other instrument which affects any Mortgaged Property or to which Grantor is a party.

     (b) Leases and Contracts. The oil, gas and/or mineral leases, contracts and other agreements forming a part of the Property, to the extent the same cover or otherwise relate to the lands described or referred to in Exhibit A, are in full force and effect, and Grantor agrees to maintain them in full force and effect, including without limitation maintenance of productive capacity of each well or unit comprising the Mortgaged Properties. All rents, royalties and other payments due and payable under such leases, contracts and other agreements, or under the Permitted Encumbrances, have been, and Grantor covenants such payments shall be, properly and timely paid, and Grantor is not in default and will never be in default with respect to Grantor's obligations (and Grantor is not aware of any default by any third party with respect to such third party's obligations) under such leases, contracts and other agreements, or under the Permitted Encumbrances, or otherwise attendant to the ownership or operation of any part of the Property, where such default could adversely affect the ownership or operation of the Property. Grantor is not currently accounting (and will not hereafter agree to account) for any royalties, or overriding royalties or other payments out of production, on a basis (other than delivery in kind) where such payments are based other than on proceeds received by Grantor from sale, and Grantor has advised Lender in writing of situations, if any, where a contingent liability to so account may exist.

     (c) Contracts and Credits for Sale of Production. Neither Grantor, nor its predecessors in title, have received prepayments (including, but not limited to, payments for gas not taken pursuant to "take or pay" arrangements) for Production produced or to be produced from the Mortgaged Properties after the Effective Date, except as expressly set forth in Exhibit A hereto following the description of each affected Mortgaged Property. No Mortgaged Property is or will become subject to a gas sales contract containing a "take or pay" or "take and pay" provision as to which the purchaser's obligations under such provision may be satisfied in whole or in part by the purchase or transportation of gas from another property. No Mortgaged Property is or will become subject to any contractual or other arrangement whereby payment for production from such Mortgaged Property is to be deferred for a substantial period after the month in which such production is delivered (i.e., in the case of oil, not in excess of 60 days, and in the case of gas, not in excess of 90 days). No Mortgaged Property is or will become subject to any contractual or other arrangement for the sale of Production which cannot be cancelled on 90 days' (or less) notice or which otherwise contains terms which are not customary in the industry at the time such contract is entered into. No Mortgaged Property is subject at the present time to any regulatory refund obligation and, to the best of Grantor's knowledge, no facts exist which might cause the same to be imposed. Except as set forth in Exhibit A, no Mortgaged Property is or will be subject to a gas balancing arrangement under which an imbalance exists with respect to which imbalance Grantor is in an overproduced status and is required to (i) permit one or more third parties to take a portion of the production attributable to such Mortgaged Property without payment (or without full payment) therefor and/or
(ii) make payment in cash in order to correct such imbalance.

     (d) Condition of Personal Property. The inventory, equipment, fixtures and other tangible personal property forming a part of the Property are and will remain, in good repair and condition and are and will be adequate for the normal operation of the Property in accordance with prudent industry standards; all of such Property is, and will remain, located on the Mortgaged Properties, except for that portion thereof which is or shall be located elsewhere (including that usually located on the Mortgaged Properties but temporarily located elsewhere) but within the same State in the course of the normal operation of the Property. Upon request of Noteholder, Grantor will deliver to Noteholder an inventory and/or financing statements describing and showing the make, model, serial number and location of all equipment, inventory, fixtures and other tangible personal property forming a part of the Property and schedules of all internal and third party information identifying the Property (such as, for example, lease names and numbers assigned by Grantor or the operator of any Mortgaged Property, division order and payment names and numbers assigned by purchasers of Production, and internal identification names and numbers used by Grantor in accounting for revenues, costs, and joint interest transactions attributable to the Mortgaged Properties).

     (e) Operation of Mortgaged Properties. The Mortgaged Properties (and properties unitized therewith) are being (and, to the extent the same could adversely affect the ownership or operation of the Mortgaged Properties after the Effective Date, have in the past been) and hereafter will be maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with all oil, gas and/or other mineral leases and other contracts and agreements forming a part of the Property and in conformity with the Permitted Encumbrances. Without limiting the foregoing, (i) no Mortgaged Property is subject to having allowable production after the Effective Date reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) prior to the Effective Date and (ii) none of the wells located on the Mortgaged Properties (or properties unitized therewith) are or will be deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, in fact and will remain, bottomed under and are producing from, and the well bores are wholly within, the Mortgaged Properties (or, in the case of wells located on properties unitized therewith, such unitized properties).

     (f) Taxes and Other Obligations. Grantor will pay and discharge when due all of the secured indebtedness and its other indebtedness and obligations. Grantor has filed, and will file, all required tax returns and has paid, and will pay, all taxes and other governmental charges or levies imposed upon or against its income, properties or profits, before the same became, or becomes, in default, including but not limited to all ad valorem taxes assessed against the Property or any part thereof and all franchise taxes, occupation taxes and all production, severance, windfall profit, excise and other taxes assessed against, or measured by, the Production or the value, or proceeds, of the
Production; provided that Grantor may delay paying and discharging any indebtedness or obligations (other than the secured indebtedness) so long as it is in good faith contesting the validity thereof by appropriate proceedings and has set aside on its books adequate reserves therefor.

     (g) Suits and Claims. There are no suits, actions, claims, investigations, inquiries, proceedings or demands pending (or, to Grantor's knowledge, threatened) which affect the Property (including, without limitation, any which challenge or otherwise pertain to Grantor's title to the Property) and no judicial or administrative actions, suits or proceedings pending (or, to Grantor's knowledge, threatened) against Grantor.

     (h) Reports. All reports, statements and other data heretofore furnished or hereafter to be furnished by or on behalf of Grantor to Noteholder in connection with the loan or loans evidenced by the Loan Documents (including, without limitation, information with respect to the amount of Production from the Mortgaged Properties, and information, whether furnished directly or subsumed in the assumptions made in any engineering report furnished to Noteholder, concerning contractual and regulatory constraints on the prices at which such Production can be sold and the status of such Production for the purposes of the Crude Oil Windfall Profit Tax of 1980, as amended) are and will be true and correct in all material respects as of their respective dates and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading.

     (i) Name and Place of Business. Grantor has not, during the preceding five years, been known by or used any other corporate or partnership, trade or fictitious name. Grantor will not cause or permit any change to be made in its name, identity, or corporate or partnership structure, unless Grantor shall have notified Noteholder of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Noteholder for the purpose of further perfecting or protecting the lien and security interest of Noteholder in the Property. Grantor's principal place of business and chief executive office, and the place where Grantor keeps its books and records concerning the Property (including, particularly, the records with respect to Production Proceeds (as defined in Section 3.1) hereof, from the Mortgaged Properties) has for the preceding four months and will continue to be (unless Grantor notifies Noteholder of any change in writing at least thirty
(30) days prior to the date of such change) the address set forth opposite the signature of Grantor to this Mortgage.

     (j) Organization. In the event Grantor is a corporation, partnership, or other legal entity which is not a natural person, Grantor is and will continue to be duly organized, validly existing and in good standing under the laws of its state of incorporation or other form of organization and is and will continue to be authorized to do business in, and in good standing in, each state which the Mortgaged Properties are located and in each other jurisdiction where the nature of Grantor or the nature of the business transacted by Grantor makes such qualification necessary. Grantor has all requisite corporate or other power to carry on its business and to enter into, and carry out, the transactions contemplated by the Loan Documents and perform its obligations under the Loan Documents. All necessary corporate or other action has been taken to authorize the execution and delivery by Grantor (and the individuals acting on behalf of Grantor) of the Loan Documents and to authorize the consummation of the transactions contemplated by the Loan Documents and the performance by Grantor of its obligations under the Loan Documents. The execution and delivery by Grantor of the Loan Documents, the consummation of the transactions contemplated by the Loan Documents and the performance by Grantor of its obligations under the Loan Documents do not and will not (i) conflict with any provision of any
(A) law, statute, rule, or regulation in effect on the date hereof, (B) the Articles or Certificate of Incorporation or Bylaws, or the partnership agreement or other charter documents, of Grantor, or (C) any judgment, decree, order, license, permit or agreement applicable to or binding upon Grantor or Grantor's assets or properties or (ii) result in the creation of any lien, charge or encumbrance against any assets or properties of Grantor except as expressly contemplated by the Loan Documents. No waiver, consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Grantor of the Loan Documents, or the consummation of the transactions contemplated thereby or the performance by Grantor of its obligations thereunder. The Loan Documents constitute legal, valid and binding obligations of Grantor enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or similar laws of general application related to the enforcement of creditor's rights and except as the availability of certain remedies may be limited by general equitable principles.

     (k) Environmental.

     (i) Current Status. The Property and Grantor and, to the best knowledge of Grantor, any property adjoining the Property are not in violation of or subject to any existing, pending or, to the best knowledge of Grantor, threatened investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws or regulations pertaining to health or the environment (such laws or regulations as they now exist or are hereafter enacted and/or amended hereinafter sometimes collectively called "Applicable Environmental Laws"), including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA"), the Toxic Substance Control Act, the Texas Water Code, the Texas Solid Waste Disposal Act and the Texas Clean Air Act, and this representation will continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Property and Grantor. Grantor undertook, at the time of acquisition of the Property, all appropriate inquiry into the previous ownership and uses of the Property consistent with good commercial or customary practice to determine if the Property is in violation of any Applicable Environmental Laws. Grantor has taken all steps necessary to determine and has determined that no hazardous substances or solid wastes have been disposed of or otherwise released on or to the Property except in accordance with Applicable Environmental Laws. The use which Grantor makes and intends to make of the Property will not result in the disposal or other release of any hazardous substance or solid waste on or to the Property except in accordance with Applicable Environmental Laws. The terms "hazardous substance" and "release" as used in this Mortgage shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Texas or other applicable jurisdiction establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply. The "Associated Property" (as hereinafter defined) is not in violation of any Applicable Environmental Law for which Grantor or its predecessors in interest in the Property would be responsible. As used in this Mortgage, the term "Associated Property" means any and all real and/or personal property interests in and to (and/or carved out of) the lands which are described or referred to in Exhibit A hereto, or which are otherwise described in any of the oil, gas and/or mineral leases or other instruments described or referred to in such Exhibit A.

     (ii) Future Performance. Grantor will not cause or permit the Property, the Associated Property or Grantor to be in violation of, or do anything or permit anything to be done which will subject the Property or the Associated Property to any remedial obligations under any Applicable Environmental Laws, including without limitation CERCLA, RCRA, the Toxic Substance Control Act, the Texas Water Code, the Texas Clean Air Act and the Texas Solid Waste Disposal Act, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Property or Associated Property and Grantor will promptly notify Noteholder in writing of the presence of any hazardous substance or solid waste on the Property or the Associated Property and of any existing, pending or, to the best knowledge of Grantor, threatened investigation or inquiry by any governmental authority in connection with any Applicable Environmental Laws. Grantor will take all steps necessary to determine that no hazardous substances or solid wastes have been disposed of or otherwise released on or to the Property or Associated Property except in accordance with Applicable Environmental Laws. Grantor will not cause or permit the disposal or other release of any hazardous substance or solid waste on or to the Property, or the Associated Property or any property adjoining the Property except in accordance with Applicable Environmental Laws and covenants and agrees to keep or cause the Property and the Assciated Property to be kept free of any hazardous substance or solid waste and to remove the same (or if removal is prohibited by law, to take whatever action is required by law) promptly upon discovery at its sole expense. Upon Noteholder's reasonable request, at any time and from time to time during the existence of this Mortgage, Grantor will provide at Grantor's sole expense an inspection or audit of the Property and the Associated Property from an engineering or consulting firm approved by Noteholder, indicating the presence or absence of hazardous substances and solid waste on the Property. If Grantor fails to provide same after ten (10) days' notice, Noteholder may order same, and Grantor grants to Noteholder and its employees, agents, contractors and consultants access to the Property and the Associated Property and a license (which is coupled with an interest and irrevocable while this Mortgage is in effect) to perform inspection and tests. The cost of such inspections and tests shall be a demand obligation owing by Grantor to Noteholder pursuant to this Mortgage and shall be subject to and covered by the provisions of paragraph 2.3 hereof. The Noteholder's rights under this paragraph are for the sole purpose of protecting the Noteholder's security for the repayment of the secured indebtedness.

     (l) Not a Foreign Person. Grantor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the "Code"), Sections 1445 and 7701 (i.e. Grantor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

     (m) Payment. Grantor will make due and punctual payment of the Note and of all other secured indebtedness and of all installments of principal thereof or interest thereon, as the same become due and payable, whether at a date for payment of a fixed installment, or contingent or other payment, or as a result of acceleration or otherwise. Grantor will timely and properly perform all of the covenants, agreements, and conditions imposed upon it by this Mortgage or the Loan Documents and will not permit a default to occur hereunder or thereunder.

     (n) Not Abandon Wells and Participate in Operations. Grantor will not, without prior written consent of Noteholder, abandon, or consent to the abandonment of, any well producing from the Mortgaged Properties (or properties unitized therewith) so long as such well is capable (or is subject to being made capable through drilling, reworking or other operations which it would be commercially feasible to conduct) of producing oil, gas, or other hydrocarbons or other minerals in commercial quantities (as determined without considering the effect of this Mortgage). Grantor will not, without prior written consent of Noteholder, elect not to participate in a proposed operation on the Mortgaged Properties where the effect of such election would be the forfeiture either temporarily (i.e. until a certain sum of money is received out of the forfeited interest) or permanently of any interest in the Mortgaged Properties.

     (o) Defense of Mortgage. If the validity or priority of this Mortgage or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property or any part thereof or the title of Grantor to the Property shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Grantor with respect thereto, Grantor will give prompt written notice thereof to Noteholder and at Grantor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, and Trustee and Noteholder, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such additional steps as in their judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Mortgage and the rights, titles, liens and security interests created or evidenced hereby, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property, the purchase of any tax title and the removal of prior liens or security interests, and all expenditures so made of every kind and character shall be a demand obligation (which obligation Grantor hereby expressly promises to pay) owing by Grantor to Noteholder or Trustee (as the case may be) and shall bear interest from the date expended until paid at the rate described in Section 2.3 hereof, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

     (p) Further Assurances. Grantor will, on request of Noteholder, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, or in any other Loan Document, or in the execution or acknowledgment of this Mortgage or any other Loan Document; (ii) execute, acknowledge, deliver and record and/or file such further instruments (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements, and assignments of production, accounts, funds, contract rights, general intangibles, and proceeds) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents and to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; and (iii) execute, acknowledge, deliver, and file and/or record any document or instrument (including specifically any financing statement) reasonably requested by Noteholder to protect the lien or the security interest hereunder against the rights or interests of third persons. Grantor shall pay all costs connected with any of the foregoing.

     (q) Fees and Expenses; INDEMNITY. Grantor will pay all appraisal fees, recording fees, taxes, brokerage fees and commissions, abstract and other records search fees, attorneys' fees and expenses and all other costs and expenses of every character incurred by Grantor or Noteholder in connection with the closing of the loan or loans evidenced by the Loan Documents and any and all amendments, supplements or modifications to such loan transaction or transactions. Grantor will reimburse Trustee and Noteholder for all expenditures, including reasonable attorneys' fees and expenses, incurred or expended in connection with (i) the breach by Grantor of any covenant, agreement or condition contained herein or in any other Loan Document, (ii) Noteholder's exercise of any of its rights and remedies hereunder or under any other Loan Document, and (iii) the protection of the Property and/or Noteholder's liens and security interests therein. GRANTOR WILL INDEMNIFY AND HOLD HARMLESS TRUSTEE AND NOTEHOLDER (FOR PURPOSES OF THIS PARAGRAPH, THE TERMS "TRUSTEE" AND "NOTEHOLDER" SHALL INCLUDE THE DIRECTORS, OFFICERS, PARTNERS, EMPLOYEES AND AGENTS OF TRUSTEE AND NOTEHOLDER, RESPECTIVELY,(AND ANY PERSONS OR ENTITIES OWNED OR CONTROLLED BY OR AFFILIATED WITH TRUSTEE AND NOTEHOLDER, RESPECTIVELY) FROM AND AGAINST ALL CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES (INCLUDING WITHOUT LIMITATION CONSEQUENTIAL DAMAGES), CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES AND EXPENSES) WHICH MAY BE IMPOSED UPON, ASSERTED AGAINST OR INCURRED OR PAID BY EITHER OF THEM ON ACCOUNT OF, IN CONNECTION WITH, OR ARISING OUT OF (A) ANY BODILY INJURY OR DEATH OR PROPERTY DAMAGE OCCURRING IN OR UPON OR IN THE VICINITY OF THE PROPERTY THROUGH ANY CAUSE WHATSOEVER, (B) ANY ACT PERFORMED OR OMITTED TO BE PERFORMED HEREUNDER OR THE BREACH OF ANY REPRESENTATION OR WARRANTY HEREIN, (C) THE EXERCISE OF NOTEHOLDER'S RIGHTS AND REMEDIES HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT, (D) ANY TRANSACTION, ACT, OMISSION, EVENT OR CIRCUMSTANCE ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE PROPERTY OR WITH THIS MORTGAGE OR ANY OTHER LOAN DOCUMENT, (E) ANY VIOLATION ON OR BEFORE THE RELEASE DATE (AS HEREINAFTER DEFINED) OF ANY APPLICABLE ENVIRONMENTAL LAW IN EFFECT ON OR BEFORE THE RELEASE DATE, (F) ANY ACT, OMISSION, EVENT OR CIRCUMSTANCE EXISTING OR OCCURRING ON OR PRIOR TO THE RELEASE DATE (INCLUDING WITHOUT LIMITATION THE PRESENCE ON THE PROPERTY OR THE ASSOCIATED PROPERTY OR RELEASE FROM THE PROPERTY OR THE ASSOCIATED PROPERTY OF HAZARDOUS SUBSTANCES OR SOLID WASTES DISPOSED OF OR OTHERWISE RELEASED ON OR PRIOR TO THE RELEASE DATE), RESULTING FROM OR IN CONNECTION WITH THE OWNERSHIP, CONSTRUCTION, OCCUPANCY, OPERATION, USE AND/OR MAINTENANCE OF THE PROPERTY OR THE ASSOCIATED PROPERTY, REGARDLESS OF WHETHER THE ACT, OMISSION, EVENT OR CIRCUMSTANCE CONSTITUTED A VIOLATION OF ANY APPLICABLE ENVIRONMENTAL LAW AT THE TIME OF ITS EXISTENCE OR OCCURRENCE, AND (G) ANY AND ALL CLAIMS OR PROCEEDINGS (WHETHER BROUGHT BY PRIVATE PARTY OR
GOVERNMENTAL AGENCIES) FOR BODILY INJURY, PROPERTY DAMAGE, ABATEMENT OR REMEDIATION, ENVIRONMENTAL DAMAGE OR IMPAIRMENT OR ANY OTHER INJURY OR DAMAGE RESULTING FROM OR RELATING TO ANY HAZARDOUS OR TOXIC SUBSTANCE, SOLID WASTE OR CONTAMINATED MATERIAL LOCATED UPON OR MIGRATING INTO, FROM OR THROUGH THE PROPERTY OR THE ASSOCIATED PROPERTY (WHETHER OR NOT THE RELEASE OF SUCH MATERIALS WAS CAUSED BY GRANTOR, A TENANT OR SUBTENANT OR A PRIOR OWNER OR TENANT OR SUBTENANT ON THE PROPERTY OR THE ASSOCIATED PROPERTY AND WHETHER OR NOT THE ALLEGED LIABILITY IS ATTRIBUTABLE TO THE HANDLING, STORAGE, GENERATION, TRANSPORTATION, REMOVAL OR DISPOSAL OF SUCH SUBSTANCE, WASTE OR MATERIAL OR THE MERE PRESENCE OF SUCH SUBSTANCE, WASTE OR MATERIAL ON THE PROPERTY OR THE ASSOCIATED PROPERTY), WHICH THE NOTEHOLDER AND/OR THE TRUSTEE MAY INCUR DUE TO THE MAKING OF THE LOAN EVIDENCED BY THE NOTE, THE EXERCISE OF ANY OF THEIR RIGHTS UNDER THE LOAN DOCUMENTS OR OTHERWISE. THE "RELEASE DATE" AS USED HEREIN SHALL MEAN THE EARLIER OF THE FOLLOWING TWO DATES: (i) THE DATE ON WHICH THE INDEBTEDNESS SECURED HEREBY HAVE BEEN PAID AND PERFORMED IN FULL AND THIS MORTGAGE HAS BEEN RELEASED, OR (ii) THE DATE ON WHICH THE LIEN OF THIS MORTGAGE IS FORECLOSED OR A DEED IN LIEU OF SUCH FORECLOSURE IS FULLY EFFECTIVE. WITHOUT LIMITATION, IT IS THE INTENTION OF GRANTOR AND GRANTOR AGREES THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. HOWEVER, SUCH INDEMNITIES SHALL NOT APPLY TO ANY PARTICULAR INDEMNIFIED PARTY (BUT SHALL APPLY TO THE OTHER INDEMNIFIED PARTIES) TO THE EXTENT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PARTICULAR INDEMNIFIED PARTY. THE FOREGOING INDEMNITIES SHALL NOT TERMINATE UPON THE RELEASE DATE OR UPON THE RELEASE, FORECLOSURE OR OTHER TERMINATION OF THIS MORTGAGE BUT WILL SURVIVE THE RELEASE DATE, FORECLOSURE OF THIS MORTGAGE OR CONVEYANCE IN LIEU OF FORECLOSURE, AND THE REPAYMENT OF THE SECURED INDEBTEDNESS AND THE DISCHARGE AND RELEASE OF THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS. ANY AMOUNT TO BE PAID HEREUNDER BY GRANTOR TO NOTEHOLDER AND/OR TRUSTEE SHALL BE A DEMAND OBLIGATION OWING BY GRANTOR TO NOTEHOLDER AND/OR TRUSTEE AND SHALL BE SUBJECT TO AND COVERED BY THE PROVISIONS OF PARAGRAPH 2.3 HEREOF.

     (r) Disposition of Property. Grantor shall account fully and faithfully for and, if Noteholder so elects, shall promptly pay or turn over to Noteholder the proceeds in whatever form received from disposition in any manner of any of the Property.

     (s) Records and Financial Reports. Grantor will keep accurate books and records in which full, true and correct entries shall be promptly made with respect to the Property and the operation thereof. Unless otherwise directed in any loan or credit agreement which is one of the Loan Documents, Grantor will furnish to Noteholder, as soon as reasonably practicable, but in any event within 90 days after the end of each fiscal quarter of Grantor, a balance sheet as of the end of such quarter and a statement of operations for such quarter, and as soon as reasonably practical, but in any event within 120 days following the end of each fiscal year, similar data with respect to such fiscal year and a report thereon prepared by independent certified public accountants acceptable to Noteholder. Grantor will, upon request, furnish to Noteholder any information which Noteholder may from time to time reasonably request concerning any covenant, provision or condition of this Mortgage or any other of the Loan Documents or any matter in connection with the business and operations of Grantor. Grantor will permit representatives appointed by Noteholder, including independent accountants, agents, attorneys, appraisers, inspectors and any other persons, to visit and inspect during its normal business hours and at any other reasonable times any of its property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom, photocopies thereof, photographs thereof, and to write down and record any information such representatives obtain, and shall permit Noteholder or its representatives to investigate and verify the accuracy of the information furnished to Noteholder under or in connection with this Mortgage or any of the other Loan Documents and to discuss all such matters with its officers, employees and representatives. Grantor will furnish to Noteholder at Grantor's expense all evidence which Noteholder may from time to time reasonably request as to the accuracy and validity of or compliance with all representations, warranties and covenants made by Grantor in the Loan Documents, the satisfaction of all conditions contained therein, and all other matters pertaining thereto.

     (t) No Credits Against Take or Pay Provisions. Grantor will not, without prior written consent of Noteholder, authorize the purchaser or transporter of gas from another property to satisfy such purchaser's or transporter's obligations under a "take or pay" or "take and pay" provision of a gas sales contract covering all or any part of the Mortgaged Properties by the purchase or transportation of gas from such other property.

     (u) Insurance. Grantor will keep such part of the Property which is of an insurable nature and of a character usually insured by persons operating similar properties, insured with companies of recognized responsibility satisfactory to Noteholder and in such amounts as are acceptable to Noteholder (and in the absence of specification of such amounts by Noteholder, in the amount of the full value of such Property, less reasonable deductibles not to exceed deductibles customary in the industry for similarly situated businesses and properties), against loss or damage by fire, casualty and from other hazards customarily insured against by persons operating similar properties. Grantor shall also provide such other insurance as Noteholder may from time to time reasonably require; such coverage to be carried with companies of recognized responsibility satisfactory to Noteholder. All policies evidencing such insurance shall contain clauses providing that the proceeds thereof shall be payable to Noteholder as its interest may appear and providing that such policies may not be cancelled, reduced or otherwise affected without at least thirty (30) days' prior written notice to Noteholder. Upon request by Noteholder, Grantor shall deliver to Noteholder the original policies, evidence of payment of premiums, certificates evidencing renewals, and such other information regarding such insurance as Noteholder may request. In the event of any loss under any of such policies, Noteholder shall have the right (but not the obligation) to make proof of loss and collect the same, and all amounts so received shall be applied toward costs, charges and expenses (including reasonable attorneys' fees), if any, incurred in the collection thereof, then to the payment, in the order determined by Noteholder in its own discretion, of the secured indebtedness, and any balance remaining shall be subject to the order of Grantor. Noteholder is hereby authorized but not obligated to enforce in its name or in the name of Grantor payment of any or all of said policies or settle or compromise any claim in respect thereof, and to collect and make receipts for the proceeds thereof and Noteholder is hereby appointed Grantor's Agent and Attorney-in-Fact (such power of attorney being coupled with interest and irrevocable until the secured indebtedness is paid in full and this Mortgage has been released) to endorse any check or draft payable to Grantor in order to collect the proceeds of insurance. In the event of foreclosure of this Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Grantor in and to such policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Noteholder or other transferee in the event of such other transfer of title. Grantor shall at all times maintain adequate insurance against its liability on account of damages to persons or property, which insurance shall be carried by companies of recognized responsibility satisfactory to Noteholder, and shall be for such amounts and insure against such risks as are customary in the industry for similarly situated businesses and properties. Grantor shall at all times maintain cost of regaining control of well insurance and similar insurance to the extent customary in the industry in the pertinent area of operations.

     (v) Taxes on Note or Mortgage. Grantor will promptly pay all income, franchise and other taxes owing by Grantor and any stamp taxes or other taxes (unless such payment by Grantor is prohibited by law) which may be required to be paid with respect to the Note, this Mortgage or any other instrument evidencing or securing any of the secured indebtedness. In the event of the enactment after this date of any law of any governmental entity applicable to Noteholder, the Note, the Property or this Mortgage deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon Noteholder the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Mortgage or the indebtedness secured hereby or Noteholder, then, and in any such event, Grantor, upon demand by Noteholder, shall pay such taxes, assessments, charges or liens, or reimburse Noteholder therefor; provided, however, that if in the opinion of counsel for Noteholder (i) it might be unlawful to require Grantor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Noteholder may elect, by notice in writing given to Grantor, to declare all of the indebtedness secured hereby to be and become due and payable sixty (60) days from the giving of such notice.

     (w) Statement Concerning Note or Mortgage. Grantor shall at any time and from time to time furnish promptly upon request by Noteholder a written statement in such form as may be required by Noteholder stating that (i) the Note, this Mortgage and the other Loan Documents are valid and binding obligations of Grantor, enforceable against Grantor in accordance with their terms except as limited by bankruptcy, insolvency or similar laws of general application related to the enforcement of creditor's rights and except as the availability of certain remedies may be limited by general equitable principles;
(ii) the unpaid principal balance of the Note; (iii) the date to which interest on the Note is paid; (iv) that the Note, this Mortgage and the other Loan Documents have not been released, subordinated or modified; and (v) that there are no offsets or defenses against the enforcement of the Note, this Mortgage or any other Loan Document. If any of the foregoing statements are untrue, Grantor shall, alternatively, specify the reasons therefor.

     Section 2.2. Compliance by Operator. As to any part of the Mortgaged Properties which is not a working interest, Grantor agrees to take all such action and to exercise all rights and remedies as are available to Grantor to cause the owner or owners of the working interest in such properties to comply with the covenants and agreements contained herein; and as to any part of the Mortgaged Properties which is a working interest but which is operated by a party other than Grantor, Grantor agrees to take all such action and to exercise all rights and remedies as are available to Grantor (including, but not limited to, all rights under any Operating Agreement) to cause the party who is the operator of such property to comply with the covenants and agreements contained herein.

     Section 2.3. Performance by Noteholder on Grantor's Behalf. Grantor agrees that, if Grantor fails to perform any act or to take any action which hereunder Grantor is required to perform or take, or to pay any money which hereunder Grantor is required to pay, Noteholder, in Grantor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Noteholder and any money so paid by Noteholder, shall be a demand obligation owing by Grantor to Noteholder (which obligation Grantor hereby expressly promises to pay) and Noteholder, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. Each amount due and owing by Grantor to Noteholder pursuant to this Mortgage shall bear interest each day, from the date of such expenditure or payment until paid, at the rate of 18% per annum; all such amounts, together with such interest thereon, shall be a part of the secured indebtedness and shall be secured by this Mortgage.


                                  ARTICLE III.

                Assignment of Production, Accounts, and Proceeds

     Section 3.1. Assignment of Production. Grantor does hereby absolutely and unconditionally assign, transfer and set over to Noteholder all Production which accrues after the Effective Date (as hereinafter defined) to Grantor's interest in the Mortgaged Properties, all proceeds of such Production and payments in lieu of Production such as "take or pay" proceeds and payments in lieu of Production being herein referred to as the "Production Proceeds"), together with the immediate and continuing right to collect and receive such Production Proceeds. Grantor directs and instructs any and all purchasers of any Production to pay to Noteholder all of the Production Proceeds accruing to Grantor's interest until such time as such purchasers have been furnished with evidence that all secured indebtedness has been paid and that this Mortgage has been released. Grantor agrees that no purchasers of the Production shall have any responsibility for the application of any funds paid to Noteholder.

     Section 3.2. Effectuating Payment of Production Proceeds to Noteholder. Independent of the foregoing provisions and authorities herein granted, Grantor agrees to execute and deliver any and all transfer orders, division orders and other instruments that may be requested by Noteholder or that may be required by any purchaser of any Production for the purpose of effectuating payment of the Production Proceeds to Noteholder. If under any existing sales agreements, other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Grantor so that under such existing agreements payment cannot be made of such Production Proceeds to Noteholder, Grantor's interest in all Production Proceeds under such sales agreements and in all other Production Proceeds which for any reason may be paid to Grantor shall, when received by Grantor, constitute trust funds in Grantor's hands and shall be immediately paid over to Noteholder. Without limitation upon any of the foregoing, Grantor hereby constitutes and appoints Noteholder as Grantor's special attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as Noteholder may from time to time prescribe) in the name, place and stead of Grantor to do any and every act and exercise any and every power that Grantor might or could do or exercise personally with respect to all Production and Production Proceeds (the same having been assigned by Grantor to Noteholder pursuant to Section 3.1 hereof), expressly inclusive, but not limited to, the right, power and authority to:

     (a) Execute and deliver in the name of Grantor any and all transfer orders, division orders, letters in lieu of transfer orders, indemnifications, certificates and other instruments of every nature that may be requested or required by any purchaser of Production from any of the Mortgaged Properties for the purposes of effectuating payment of the Production Proceeds to Noteholder or which Noteholder may otherwise deem necessary or appropriate to effect the intent and purposes of the assignment contained in Section 3.1; and

     (b) If under any product sales agreements other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Grantor so that under such existing agreements payment cannot be made of such Production Proceeds to Noteholder, to make, execute and enter into such sales agreements or other agreements as are necessary to direct Production Proceeds to be payable to Noteholder; giving and granting unto said attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever necessary and requisite to be done as fully and to all intents and purposes, as Grantor might or could do if personally present; and Grantor shall be bound thereby as fully and effectively as if Grantor had personally executed, acknowledged and delivered any of the foregoing certificates or documents. The powers and authorities herein conferred upon Noteholder may be exercised by Noteholder through any person who, at the time of the execution of the particular instrument, is an officer of Noteholder. The power of attorney herein conferred is granted for valuable consideration and hence is coupled with an interest and is irrevocable so long as the secured indebtedness, or any part thereof, shall remain unpaid and this Mortgage is unreleased. All persons dealing with Noteholder or any substitute, shall be fully protected in treating the powers and authorities conferred by this paragraph as continuing in full force and effect until advised by Noteholder that all the secured indebtedness is fully and finally paid and this Mortgage is released.

     Section 3.3. Change of Purchaser. Should any person now or hereafter purchasing or taking Production fail to make payment promptly to Noteholder of the Production Proceeds, Noteholder shall have the right to make, or to require Grantor to make, a change of connection and the right to designate or approve the purchaser with whose facilities a new connection shall be made, and Noteholder shall have no liability or responsibility in connection therewith so long as ordinary care is used in making such designation.

     Section 3.4. Application of Production Proceeds. So long as no default has occurred hereunder, the Production Proceeds received by Noteholder during each calendar month shall be applied by Noteholder as provided in the Agreement.

After a default hereunder has occurred, all Production Proceeds from time to time in the hands of Noteholder shall be applied by it toward the payment of all secured indebtedness (principal, interest, attorneys' fees and other fees and expenses) at such times and in such manner and order and to such extent as Noteholder deems advisable.

     Section 3.5. RELEASE FROM LIABILITY; INDEMNIFICATION. NOTEHOLDER AND ITS SUCCESSORS AND ASSIGNS ARE HEREBY RELEASED AND ABSOLVED FROM ALL LIABILITY FOR FAILURE TO ENFORCE COLLECTION OF THE PRODUCTION PROCEEDS AND FROM ALL OTHER RESPONSIBILITY IN CONNECTION THEREWITH, EXCEPT THE RESPONSIBILITY OF EACH TO ACCOUNT TO GRANTOR FOR FUNDS ACTUALLY RECEIVED BY EACH. GRANTOR AGREES TO INDEMNIFY AND HOLD HARMLESS NOTEHOLDER (FOR PURPOSES OF THIS PARAGRAPH, THE TERM "NOTEHOLDER" SHALL INCLUDE THE DIRECTORS, OFFICERS, PARTNERS, EMPLOYEES AND AGENTS OF NOTEHOLDER AND ANY PERSONS OR ENTITIES OWNED OR CONTROLLED BY OR AFFILIATED WITH NOTEHOLDER) AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES (INCLUDING WITHOUT LIMITATION CONSEQUENTIAL DAMAGES), CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES AND EXPENSES) BY REASON OF THE ASSERTION THAT
NOTEHOLDER RECEIVED, EITHER BEFORE OR AFTER PAYMENT IN FULL OF THE SECURED INDEBTEDNESS, FUNDS FROM THE PRODUCTION OF OIL, GAS, OTHER HYDROCARBONS OR OTHER MINERALS CLAIMED BY THIRD PERSONS (AND/OR FUNDS ATTRIBUTABLE TO SALES OF PRODUCTION WHICH (i) WERE MADE AT PRICES IN EXCESS OF THE MAXIMUM PRICE PERMITTED BY APPLICABLE LAW OR (ii) WERE OTHERWISE MADE IN VIOLATION OF LAWS, RULES, REGULATIONS AND/OR ORDERS GOVERNING SUCH SALES), AND NOTEHOLDER SHALL HAVE THE RIGHT TO DEFEND AGAINST ANY SUCH CLAIMS OR ACTIONS, EMPLOYING ATTORNEYS OF ITS OWN SELECTION, AND IF NOT FURNISHED WITH INDEMNITY SATISFACTORY TO IT, NOTEHOLDER SHALL HAVE THE RIGHT TO COMPROMISE AND ADJUST ANY SUCH CLAIMS, ACTIONS AND JUDGMENTS, AND IN ADDITION TO THE RIGHTS TO BE INDEMNIFIED AS HEREIN PROVIDED, ALL AMOUNTS PAID BY NOTEHOLDER IN COMPROMISE, SATISFACTION OR DISCHARGE OF ANY SUCH CLAIM, ACTION OR JUDGMENT, AND ALL COURT COSTS, ATTORNEYS' FEES AND OTHER EXPENSES OF EVERY CHARACTER EXPENDED BY NOTEHOLDER PURSUANT TO THE PROVISIONS OF THIS SECTION SHALL BE A DEMAND OBLIGATION (WHICH OBLIGATION GRANTOR HEREBY EXPRESSLY PROMISES TO PAY) OWING BY GRANTOR TO NOTEHOLDER AND SHALL BEAR INTEREST, FROM THE DATE EXPENDED UNTIL PAID, AT THE RATE DESCRIBED IN
SECTION 2.3 HEREOF. WITHOUT LIMITATION, IT IS THE INTENTION OF GRANTOR AND GRANTOR AGREES THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO ALL CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES (INCLUDING WITHOUT LIMITATION CONSEQUENTIAL DAMAGES), CAUSES OF ACTION,
JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES AND EXPENSES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. HOWEVER, SUCH INDEMNITIES SHALL NOT APPLY TO ANY PARTICULAR INDEMNIFIED PARTY (BUT SHALL APPLY TO THE OTHER INDEMNIFIED PARTIES) TO THE EXTENT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PARTICULAR INDEMNIFIED PARTY.

     Section 3.6. Grantor's Absolute Obligation to Pay Note. Nothing herein contained shall detract from or limit the obligations of Grantor to make prompt payment of the Note, and any and all other secured indebtedness, at the time and in the manner provided herein and in the Loan Documents, regardless of whether the Production and Production Proceeds herein assigned are sufficient to pay same, and the rights under this Article III shall be cumulative of all other rights of Noteholder under the Loan Documents.

     Section 3.7. Rights Under Texas Act Grantor hereby grants, sells, assigns, sets over and mortgages unto Noteholder during the term hereof, all of Grantor's rights and interests pursuant to the provisions of Section 9.319 of the Texas Business and Commerce Code hereby vesting in Noteholder all of Grantor's rights as an interest owner to the continuing security interest in and lien upon the Production.

                                  ARTICLE IV.

                             Remedies Upon Default

     Section 4.1. Default. The term "default" as used in this Mortgage shall mean the occurrence of any of the following events:

     (a) the failure of Grantor to make due and punctual payment of the Note or of any other secured indebtedness or of any installment of principal thereof or interest thereon, or any part thereof, as the same shall become due and payable, whether at a date for payment of a fixed installment or contingent or other payment, or as a result of acceleration, or otherwise; or

     (b) the failure of Grantor to pay over to Noteholder any Production Proceeds which are receivable by Noteholder under this Mortgage but which are paid to Grantor rather than Noteholder (either as provided for in Section 3.2 hereof or otherwise), except Production Proceeds paid over to Grantor by Noteholder under clause THIRD of Section 3.4 and such failure is not remedied within 5 days after written notice and demand by Noteholder; or

     (c) the failure of Grantor timely and properly to observe, keep or perform any covenant, agreement, warranty or condition herein or in any other Loan Document required to be observed, kept or performed, if such failure is not remedied within the applicable grace period provided for in such Loan Document; or

     (d) any representation contained herein or contained in any other Loan Document, or otherwise heretofore or hereafter made by or on behalf of Grantor to Noteholder, shall prove to have been false or misleading in any material respect on the date, or as of which, made and such representation is not made true and correct (as of the time such corrective action is taken) within the applicable grace period provided for in such Loan Document; or

     (e) the sale, exchange, lease, transfer, or other disposal, without the prior written consent of Noteholder, of any part of, or interest in, the Property other than (i) sales, transfers and other dispositions of machinery, equipment and other personal property and fixtures made in connection with a release, surrender or abandonment of a lease (to which Noteholder has given its prior written consent), (ii) sales, transfers and other dispositions of machinery, equipment and other personal property and fixtures in connection with the abandonment (to which Noteholder has given its prior written consent) of a well, (iii) sales, transfers and other dispositions of machinery, equipment and other personal property and fixtures which are replaced by articles of at least equal suitability and value owned by Grantor free and clear of all liens except this Mortgage and the Permitted Encumbrances, and (iv) sales of Production that has been produced, which are made in the ordinary course of business in bona fide arms length transactions with third parties not affiliated with Grantor and at the best price (and on the best terms) available (which shall, in the case of Production which is subject to price controls and/or is sold, in accordance with customary industry practice, pursuant to long term purchase contracts, be determined giving consideration to such matters) and for which payments are made by checks, drafts, wire transfer advices or other similar writings, instruments or communications for the immediate payment of money; provided that sales arrangements permitted by clause (iv) shall provide that payment of proceeds of sale of Production will not be deferred for a substantial period after the end of the calendar month in which delivery occurred (in no event more than 90 days for gas and 60 days for oil) and will not be received prior to delivery (and payment of such proceeds will not, in fact, be so deferred or received prior to delivery), and nothing in clause (iv) shall be construed as limiting Noteholder's rights under Article III of this Mortgage; or

     (f) Grantor dies or suffers the entry against it of a judgment, decree or order for relief by a court of competent jurisdiction in an involuntary case commenced under any applicable bankruptcy, insolvency or other similar law of any jurisdiction now or hereafter in effect, including the United States Bankruptcy Code, as amended; or

     (g) Grantor suffers the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for a substantial part of its assets or for any part of the Property in a proceeding brought against it and (1) such appointment is neither made ineffective nor discharged within thirty days after the making thereof, or (2) such appointment is consented to, requested by, or acquiesced to by Grantor; or

     (h) Grantor commences an action or voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect, including the United States Bankruptcy Code, as amended; or consents to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of any substantial part of its assets or any part of the Property; or

     (i) Grantor makes a general assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes corporate or other action in furtherance thereof or in furtherance of any proceeding described in subparagraph (h) immediately above; or

     (j) Grantor suffers a writ or warrant of attachment or any similar process to be issued by any court against all or any substantial part of its property or any part of the Property, and such writ or warrant of attachment or any similar process is not stayed or released within thirty days after the entry or levy thereof; or

     (k) Any of the events referred to above in subsections  (c), (d), (f), (g),
(h), (i) and (j) shall occur with respect to any guarantor of the secured indebtedness and shall not be remedied within the applicable grace period (if any) set forth in such subsections; or

     (l) a "default" or "event of default" occurs under any Loan Document, other than this Mortgage, which defines either such term and the same is not remedied within the applicable period of grace (if any) provided in such Loan Document.

     Section 4.2. Acceleration of Secured Indebtedness. Upon the occurrence of a default described in subsection (f), (g), or (h) of section 4.1 above, all of the secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice or declaration of any kind, all of which are hereby expressly waived by Grantor. During the continuance of any other default, Noteholder at any time and from time to time may without notice to Grantor or any other person declare any or all of the secured indebtedness immediately due and payable and all such secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Grantor, and the liens evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as Noteholder may elect.

     Section 4.3. Pre-Foreclosure Remedies. Upon the occurrence of a default, or any event or circumstance which, with the lapse of time or the giving of notice, or both, would constitute a default hereunder, Noteholder is authorized, prior or subsequent to the institution of any foreclosure proceedings, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records relating thereto, and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Property. All costs, expenses and liabilities of every character incurred by Noteholder in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation (which obligation Grantor hereby expressly promises to pay) owing by Grantor to Noteholder and shall bear interest from date of expenditure until paid at the rate described in Section 2.3 hereof, all of which shall constitute a portion of the secured indebtedness and shall be secured by this Mortgage and by any other instrument securing the secured indebtedness. If necessary to obtain the possession provided for above, Noteholder may invoke any and all lawful remedies to dispossess Grantor. In connection with any action taken by Noteholder pursuant to this Section 4.3, Noteholder shall not be liable for any loss sustained by Grantor resulting from any act or omission of Noteholder in managing the Property unless such loss is caused by the willful misconduct and bad faith of Noteholder, nor shall Noteholder be obligated to perform or discharge any obligation, duty or liability of Grantor arising under any agreement forming a part of the Property or arising under any Permitted Encumbrance or otherwise arising. Grantor hereby assents to, ratifies and confirms any and all actions of Noteholder with respect to the Property taken under this Section 4.3. without wilful misconduct and bad faith.

     Section 4.4. Foreclosure. Upon the occurrence of a default, Trustee, or his successor or substitute, is authorized and empowered and it shall be his special duty at the request of Noteholder to sell the Mortgaged Properties or any part thereof as an entirety or in parcels as Noteholder may elect, at such place or places and otherwise in the manner and upon such notice as may be required by law or, in the absence of any such requirement, as Trustee may deem appropriate. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Mortgaged Properties shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Properties shall be sold; and, if the proceeds of such sale of less than the whole of the Mortgaged Properties shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Mortgage and the lien hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Properties just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Mortgaged Properties but Noteholder shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Properties. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the property so sold to the purchaser or purchasers with special warranty of title, and shall receive the proceeds of said sale or sales and apply the same as herein provided. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as Noteholder may deem necessary until all of the Mortgaged Properties have been duly sold and all secured indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Noteholder, such sale shall not exhaust the power of sale hereunder and Noteholder shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any event of default, or as to Noteholder's having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Noteholder or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale. Cumulative of the foregoing provisions, it being expressly understood that as to Mortgaged Properties located in the State of Texas, such sales of all or any part of such Mortgaged Properties shall be conducted at the courthouse of any county (whether or not the counties in which the Mortgaged Properties are located are contiguous) in the State of Texas in which any part of the Mortgaged Properties is situated, at public vendue to the highest bidder for cash between the hours of ten o'clock a.m. and four o'clock p.m. (and not later than three hours after the time of sale set forth in the notice thereof) on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust, after having given notice of such sale in accordance with such statutes.

     A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW TRUSTEE TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY GRANTOR UNDER THIS MORTGAGE.

     Section 4.5. Effective as Mortgage. This instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of a default may be foreclosed as to any of the Property in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Noteholder. To the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Grantor hereby mortgages the Mortgaged
Properties to Noteholder. In the event a foreclosure hereunder shall be commenced by Trustee, or his substitute or successor, Noteholder may at any time before the sale of the Property direct Trustee to abandon the sale, and may then institute suit for the collection of the Note and/or any other secured indebtedness, and for the foreclosure of this Mortgage. It is agreed that if Noteholder should institute a suit for the collection of the Note or any other secured indebtedness and for the foreclosure of this Mortgage, Noteholder may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, his substitute or successor to sell the Property in accordance with the provisions of this Mortgage.

     Section 4.6. Receiver. In addition to all other remedies herein provided for, Grantor agrees that, upon the occurrence of a default or any event or circumstance which, with the lapse of time or the giving or notice, or both, would constitute a default hereunder, Noteholder shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale (or sales) of such Property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Noteholder, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Noteholder under Article III hereof. Nothing herein is to be construed to deprive Noteholder of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed. Any money advanced by Noteholder in connection with any such receivership shall be a demand obligation (which obligation Grantor hereby expressly promises to pay) owing by Grantor to Noteholder and shall bear interest from the date of making such advancement by Noteholder until paid, at the rate described in Section 2.3 hereof.

     Section 4.7. Proceeds of Foreclosure. The proceeds of any sale held by Trustee or any receiver or public officer in foreclosure of the liens and security interests evidenced hereby shall be applied:

     FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all court costs and charges of every character in the event foreclosed by suit, and a reasonable fee (not exceeding five percent (5%) of the gross proceeds of such sale) to Trustee acting under the provisions of Section 4.4 if foreclosed by power of sale as provided in said section;

     SECOND, to the payment of the secured indebtedness (including specifically without limitation the principal, interest and attorneys' fees due and unpaid on the Note and the amounts due and unpaid and owed to Noteholder under this Mortgage) in such manner and order as Noteholder may elect; and

     THIRD, the remainder, if any there shall be, shall be paid to Grantor, or to Grantor's heirs, devisees, representatives, successors or assigns, or such other persons as may be entitled thereto by law.

     Section 4.8. Noteholder as Purchaser. Noteholder shall have the right to become the purchaser at any sale held by any Trustee or substitute or successor or by any receiver or public officer and any Noteholder purchasing at any such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the secured indebtedness owing to such Noteholder, or if such Noteholder holds less than all of such indebtedness, the pro rata part thereof owing to such Noteholder, accounting to all other Noteholders not joining in such bid in cash for the portion of such bid or bids apportionable to such non-bidding Noteholder or Noteholders.

     Section 4.9. Personal Property Foreclosure. Upon the occurrence of a default, Noteholder may exercise its rights of enforcement with respect to the Collateral under the Texas Business and Commerce Code as amended (or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law) and in conjunction with, in addition to or in substitution for those rights and remedies:

     (a) Noteholder may enter upon Grantor's premises to take possession of, assemble and collect the Collateral or to render it unusable; and

     (b) Noteholder may require Grantor to assemble the Collateral and make it available at a place Noteholder designates which is mutually convenient to allow Noteholder to take possession or dispose of the Collateral; and

     (c) written notice mailed to Grantor as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

     (d) any sale made pursuant to the provisions of this section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Mortgaged Properties under power of sale as provided in Section 4.4 of this Mortgage; and

         (e) in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the Collateral and the Mortgaged Properties may, at the option of Noteholder, be sold as a whole; and

     (f) it shall not be necessary that Noteholder take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

     (g) prior to application of proceeds of disposition of the Collateral to the secured indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Noteholder; and

     (h) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Noteholder having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Noteholder, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

     (i) Noteholder may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Noteholder, including the sending of notices and the conduct of the sale, but in the name and on behalf of Noteholder.

     Section 4.10. Foreclosure as to Matured Debt. Upon the occurrence of a default, Noteholder shall have the right to proceed with foreclosure of the liens and security interests hereunder without declaring the entire secured indebtedness due, and in such event, any such foreclosure sale may be made subject to the unmatured part of the secured indebtedness and shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part, this Mortgage shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 4.7 except that the amount paid under clause SECOND thereof shall be only the matured portion of the secured indebtedness and any proceeds of such sale in excess of those provided for in clauses FIRST and SECOND (modified as provided above) shall be applied as provided in clause SECOND AND THIRD of Section 3.4 hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness.

     Section 4.11. Remedies Cumulative. All remedies herein expressly provided for are cumulative of each other and of all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other Loan Document, and Trustee and Noteholder shall, in addition to the remedies herein provided, be entitled to avail themselves of all such other remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other Loan Document or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     Section 4.12. Noteholder's Discretion as to Security. Noteholder may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as Noteholder may deem appropriate, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

     Section 4.13. Grantor's Waiver of Certain Rights. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Grantor, for Grantor, Grantor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of assets of Grantor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. To the full extent Grantor may do so, Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of Noteholder under the terms of this Mortgage to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Noteholder under the terms of this Mortgage to the payment of the secured indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. If any law referred to in this section and now in force, of which Grantor or Grantor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Properties or the Collateral might take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.

     Section 4.14. Grantor as Tenant Post-Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale Grantor or Grantor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Property by, through or under Grantor are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied, such rental to be due daily to the purchaser. To the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible entry and detainer) in any court having jurisdiction.


                                   ARTICLE V.

                                 Miscellaneous

     Section 5.1. Scope of Mortgage. This Mortgage is a deed of trust and mortgage of both real and personal property, a security agreement, a financing statement and an absolute assignment, and also covers proceeds and fixtures.

     Section 5.2. Effective as a Financing Statement. This Mortgage covers goods which are or are to become fixtures on the real property described herein. This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records of each county where any part of the Mortgaged Properties (including said fixtures) is situated. This Mortgage shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Subsection (e) of Section 9.l03 of the Texas Business and Commerce Code, as amended, and similar provisions (if any) of the Uniform Commercial Code as enacted in any other state where the Mortgaged Properties are situated which will be financed at the wellhead or minehead of the wells or mines located on the Mortgaged Properties and is to be filed for record in the real estate records of each county where any part of the Mortgaged Properties is situated. This Mortgage shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Grantor is the address of Grantor set forth at the end of this Mortgage and the address of Noteholder from which information concerning the security interests hereunder may be obtained is the address of Noteholder set forth at the end of this Mortgage.

     Section 5.3. Reproduction of Mortgage as Financing Statement. A carbon, photographic or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in Section 5.2.

     Section 5.4. Notice to Account Debtors. In addition to the rights granted in Article III hereof, Noteholder may at any time notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Noteholder directly.

     Section 5.5. Waiver by Noteholder. Noteholder may at any time and from time to time in writing waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing, or consent to Grantor's doing any act which hereunder Grantor is prohibited from doing, or to Grantor's failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in such writing, or release any part of the Property or any interest therein or any proceeds of Production from the lien and security interest of this Mortgage, without the joinder of Trustee, or release any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights or powers of Noteholder or Trustee hereunder except to the extent specifically agreed to by Noteholder in such writing.

     Section 5.6. No Impairment of Security. The lien, security interest and other security rights of Noteholder hereunder shall not be impaired by any indulgence, moratorium or release granted by Noteholder including, but not limited to, any renewal, extension or modification which Noteholder may grant with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Noteholder may grant in respect of the Property (including without limitation Production Proceeds), or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness.

     Section 5.7. Acts Not Constituting Waiver by Noteholder. Noteholder may waive any default without waiving any other prior or subsequent default. Noteholder may remedy any default without waiving the default remedied. Neither failure by Noteholder to exercise, nor delay by Noteholder in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Noteholder of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Noteholder and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice of demand in similar or other circumstances. Acceptance by Noteholder of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

     Section 5.8. Grantor's successors. In the event the ownership of the Property or any part thereof becomes vested in a person other than Grantor, Noteholder may, without notice to Grantor, deal with such successor or successors in interest with reference to this Mortgage and to the indebtedness secured hereby in the same manner as with Grantor, without in any way vitiating or discharging Grantor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby.No transfer of the Property, no forbearance on the part of Noteholder, and no extension of the time for the payment of the indebtedness secured hereby given by Noteholder shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder or for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder or for the payment of the indebtedness secured hereby.

     Section 5.9. Place of Payment. All secured indebtedness which may be owing hereunder at any time by Grantor shall be payable at the place designated in the Note (or if no such designation is made, at the address of Noteholder indicated at the end of this Mortgage), or at such other place as Noteholder may designate in writing.

     Section 5.10. Subrogation to Existing Liens. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Noteholder at Grantor's request, and Noteholder shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such indebtedness by Noteholder, Grantor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

     Section 5.11. Application of Payments to Certain Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

     Section 5.12. Compliance With Usury Laws. It is the intent of Grantor and Noteholder and all other parties to the Loan Documents to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, it is stipulated and agreed that none of the terms and provisions contained herein and in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. Neither Grantor nor any present or future guarantors, endorsers or other parties now or hereafter becoming liable for payment of the secured indebtedness shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum interest that may be lawfully charged under applicable law from time to time in effect, and the provisions of this paragraph shall control over all other provisions hereof and of the Loan Documents which may be in conflict or apparent conflict with any applicable law. Noteholder expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of the secured indebtedness is accelerated. If (a) the maturity of the secured indebtedness is accelerated for any reason, (b) the secured indebtedness is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) Noteholder or any other holder of any or all of the secured indebtedness shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the secured indebtedness to an amount in excess of that permitted to be charged by applicable law then in effect, then all such sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the secured indebtedness or, at Noteholder's or such holder's option, promptly returned to Grantor or the other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum amount permitted under applicable law, Grantor (and any other payor thereof) and Noteholder shall to the greatest extent permitted under applicable law (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the secured indebtedness in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable law in order to lawfully charge the maximum amount of interest permitted under applicable law. In the event that applicable law provides for an interest ceiling, that ceiling shall be the weekly ceiling provided for in Chapter 303 of the Texas Finance Code. As used in this section, the term "applicable law" shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the _greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     Section 5.13. Trustees. The Trustee may resign by an instrument in writing addressed to Noteholder, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Noteholder. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Noteholder shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee or to appoint an additional trustee or trustees to serve concurrently with Trustee, then Noteholder shall have the right and is hereby authorized and empowered to appoint a successor trustee, a substitute trustee or an additional trustee, without other formality than appointment and designation in writing executed by Noteholder and the authority hereby conferred shall extend to the appointment of other successor, substitute and additional trustees successively until the indebtedness secured hereby has been paid in full, or until the Property is sold hereunder. In the event the secured indebtedness is owned by more than one person or entity, the holder or holders of not less than a majority in the amount of such indebtedness shall have the right and authority to make the appointment of a successor or substitute trustee as provided for in the preceding sentence or to remove Trustee as provided in the first sentence of this section. Such appointment and designation by Noteholder, or by the holder or holders of not less than a majority of the indebtedness secured hereby, shall be full evidence of the right and authority to make the same and of all facts therein recited. If Noteholder is a corporation or association and such appointment is executed in its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Upon the making of any such appointment and designation of a successor or substitute trustee, all of the estate and title of Trustee in the Property shall vest in the named successor or substitute Trustee and he shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee. Upon the making of any such appointment and designation of an additional trustee, such additional trustee shall succeed to and hold, possess and execute all of the rights, powers, privileges, immunities and duties designated in such appointment and designation. All references herein to Trustee shall be deemed to include any successor, substitute or additional trustee appointed and designated as herein provided, from time to time acting hereunder.

     Section 5.14. No Liability for Trustee. The Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or willful misconduct. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Grantor will reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties.

     Section 5.15. Release of Mortgage. If all of the secured indebtedness be paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed and Noteholder shall have no further obligation to provide credit or advance funds to Grantor or the maker of any Note secured hereby, then, and in that event only, all rights under this Mortgage shall terminate (except to the extent expressly provided herein with respect to indemnifications and other rights which are to continue following the release hereof) and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens and security interests shall be released by Noteholder in due form at Grantor's cost.

     Section 5.16. Notices. All notices, requests, consents, demands and other communications required or permitted hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegram or telex, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram or telex, upon receipt; provided that, service of a notice required by Texas Property Code ss.51.002, as amended, or any similar statute in any state where any part of the Mortgaged Properties are located shall be considered complete when the requirements of the applicable statute for such part of the Mortgaged Properties located in the respective state are met.

     Section 5.17. Invalidity of Certain Provisions. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     Section 5.18. Gender; Titles. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions.

     Section 5.19. Recording. Grantor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Noteholder shall reasonably request and, to the maximum extent permitted by applicable law, will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     Section 5.20. Lender as Noteholder. All persons dealing with the Property (other than Grantor) shall be entitled to assume that Lender is the only Noteholder, and may deal with Lender (including without limitation accepting from or relying upon full or partial releases hereof executed by Lender only) without further inquiry as to the existence of other Noteholders, until given actual notice of facts to the contrary or until this Mortgage is supplemented or amended of record to show the existence of other Noteholders.

     Section 5.21. Reporting Compliance. Grantor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Note and secured by this Mortgage which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and The Tax Reform Act of 1984 and further agrees upon request of Noteholder to furnish Noteholder with evidence of such compliance.

     Section 5.22. Noteholder's Consent. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Noteholder is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Noteholder, and Noteholder shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Noteholder's judgment.

     Section 5.23. Final Agreement of the Parties. THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Section 5.24. Grantor. Unless the context clearly indicates otherwise, as used in this Mortgage, "Grantor" means the grantors named in Section 1.1 hereof or any of them. The obligations of Grantor hereunder shall be joint and several.

     Section  5.25.  Counterparts.  This  Mortgage  may be  executed  in several counterparts, all of which are identical, except that, to facilitate recordation, in certain counterparts hereof only that portion of Exhibit A which contains specific descriptions of the Mortgaged Properties located in the recording jurisdiction in which the particular counterpart is to be recorded may be included, and all other portions of Exhibit A shall be included by reference only. All of such counterparts together shall constitute one and the same instrument. Complete copies of this Mortgage containing the entire Exhibit A have been retained by Grantor and Noteholder and may be recorded in any jurisdiction where any of the Mortgaged Properties are located.

     Section 5.26. Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon Grantor, and the heirs, devisees, representatives, successors and assigns of Grantor, and shall inure to the benefit of Trustee and Noteholder and their respective heirs, devisees, representatives, successors and assigns and shall constitute covenants running with the land described in Exhibit A. All references in this Mortgage to Grantor, Trustee or Noteholder shall be deemed to include all such heirs, devisees, representatives, successors, substitutes and assigns.

     Section 5.27. Effective Date. The "Effective Date" of this instrument is 7:00 o'clock a.m. local time on the first day of the month set forth below in the date of this Mortgage, at the location of the Mortgaged Properties, respectively.

     Section 5.28. Choice of Law. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT TO THE EXTENT THAT THE LAW OF A STATE IN WHICH A PORTION OF THE PROPERTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE PROPERTY) NECESSARILY OR, IN THE SOLE DISCRETION OF LENDER, APPROPRIATELY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS, SECURITY INTERESTS AND OTHER RIGHTS AND REMEDIES OF THE TRUSTEE OR THE LENDER GRANTED HEREIN, THE LAW OF SUCH STATE SHALL APPLY AS TO THAT PORTION OF THE PROPERTY LOCATED IN (OR OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE.

     IN WITNESS WHEREOF, this instrument is executed this 29th day of September, 2000.

NOTEHOLDER:
GRANTOR:
BaseLine Capital, Inc.
Energy Producers, Inc.


By: /s/ Karl J. Reiter
By:      /s/ Mel Herzog
------------------------------
------------------------------

Name:    Karl J. Reiter
Name:  Mel Herzog
------------------------------
------------------------------

Title: President
Title: Chairman and CEO
------------------------------
------------------------------


Address:
Address of Grantor:

500 W. Wall, Suite 302
Midland, Texas  79701

7944 E. Beck Lane
Scottsdale, Arizona 85260-1774



STATE OF                          ss.
         -------------------------
COUNTY OF                         ss.
          ------------------------

     This instrument was acknowledged before me this ___________ day of ______________, 2000, by , President of Energy Producers, Inc., a Texas corporation, on behalf of said corporation.



Notary Public - State of Texas


STATE OF TEXAS           ss.
COUNTY OF MIDLAND        ss.

     This instrument was acknowledged before me this ___________ day of _______________, 2000, by Karl J. Reiter, President of BaseLine Capital, Inc., a Texas corporation, on behalf of said corporation.




Notary Public - State of Texas

                                   EXHIBIT "A"
                                       TO
                      DEED OF TRUST, MORTGAGE, ASSIGNMENT,
                   SECURITY AGREEMENT AND FINANCING STATEMENT
                      FROM ENERGY PRODUCERS, INC. TO OR FOR
                      THE BENEFIT OF BASELINE CAPITAL, INC.


     All of Grantor's oil, gas and/or mineral leasehold, mineral, royalty, overriding royalty or other oil, gas and mineral interest (whether now owned or hereafter acquired) in all of the leases and/or lands described or referred to in this Exhibit "A", together with all of Grantor's interest in all leases, lands and interest with which any of said interests may now or hereafter be pooled, unitized or communitized. This exhibit shall include all of Grantor's interests in the leases described or referred to herein as reflected of record in the county records whether or not all lands covered by said leases are specifically described or referred to herein and whether or not all of Grantor's interest in said leases are specifically described or referred to herein. The specific interests set forth herein are the interests hereby represented and warranted to be owned by Grantor in the properties described herein, but this exhibit shall be deemed to cover any additional interests of Grantor that are in excess of the specific interests set forth herein and such designations shall not be deemed a limitation on the interest covered hereby. The lease names and/or well names set forth herein are for information purposes only and such designations shall not be deemed a limitation on the properties covered hereby. All recording references in this Exhibit "A" shall be deemed references to the applicable real property records of the named county or counties in which the Mortgaged Properties are located.

                             ENERGY PRODUCERS, INC.

                          Board of Directors Resolution

     LET IT BE KNOWN BY ALL MEN present this Twenty-third day of September, 2000, that the Board of Directors of ENERGY PRODUCERS, INC. (the "Company"), having met in a duly convened meeting hereby resolve, ratify and approve the following measures be taken: Approve and authorize Mr. Mel Herzog its chairman and CEO, and Mr. Dennis Alexander its President and Director as signatories and one or both of them as may be deemed required on behalf of the company here directed towards the final approval and completion of various loan and stock option agreements with Baseline Capital, Inc. its associates, counterparts, designees, participants, and assigns (see exhibit agreements attached hereto).

     A total of 2,600,000  shares of common stock of the Company are  authorized and reserved for issuance under the above-referenced stock option agreements with Baseline Capital, Inc., its associates, counterparts, designees, participants and assigns.

     Further, it is authorized and approved by the Board of Directors that one or both Mr. Mel Herzog and Mr. Dennis Alexander shall provide or direct to be provided all items and requirements as may be deemed necessary from time to time as to fulfill and provide for all actions requisite in behalf of said requirements of the formal agreements to be done before and upon signing thereof, and take such other actions as they deem necessary or appropriate in connection with the transactions and matters described herein.

     With no further business, the meeting was adjourned.

     The Chairman directed a true and correct copy be placed in the minute books of the corporation.

/s/ Mel Herzog                                                /s/ Jay C. Wilson
--------------                                                ------------------
Mel Herzog, Chairman                                     Jay C. Wilson, Director

/s/ Dennis R. Alexander                                       /s/ Larry W. Trapp
-----------------------                                       ------------------
Dennis R. Alexander, Director                           Larry W. Trapp, Director

/s/ David J. Kronenberg
-----------------------
David J. Kronenberg, Director

The enclosed is a certified true and correct copy for placement in the minute books of the corporation this 23rd day of September, 2000.

                                                           /s/ Melvena Alexander
                                                     ---------------------------
                                                    Melvena Alexander, Secretary

                              CONSULTING AGREEMENT


     This Consulting Agreement (this "Agreement") is made and entered into as of the 29th day of September, 2000, by and between Energy Producers, Inc. ("EPI") and Karl J. Reiter (the "Consultant"), with reference to the following facts:

     Consultant has experience in the oil and gas business in the State of Texas.

     EPI intends to acquire oil and gas properties located in Young County, Texas and more fully described on Exhibit A attached hereto and made a part hereof for all purposes (the "Subject Properties").

     EPI desires to retain Consultant to provide, and Consultant has agreed to provide to EPI, certain consulting services with respect to the Subject Properties on and subject to the terms and conditions set forth herein.

     NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual promises, covenants and agreements set forth herein, the parties hereto agree as follows:

     Consulting Services to Be Provided. Consultant agrees to respond to questions presented by representatives of EPI and otherwise generally discuss matters with representatives of EPI pertaining to the Subject Properties (the "Consulting Services"); provided, however, that the Consulting Services shall not include and Consultant shall not be obligated to perform any manual labor, bookkeeping, document preparation, clerical work or any similar activities.

     Availability of Consultant. Consultant agrees to be available to provide the Consulting Services at such times and places as may be agreed upon in advance by Consultant and EPI. Notwithstanding the foregoing, however, Consultant may provide Consulting Services by telephone in his sole discretion, and shall not be required to travel or appear in person unless Consultant expressly agrees to do so.

     Compensation. EPI agrees to pay Consultant a monthly consulting retainer fee (the "Monthly Retainer Fee") in the amount of $2,000.00, payable on the 1st day of each month beginning October 1, 2000 and continuing until this Agreement is terminated as provided in Section 4.

     Term and Termination. This Agreement shall become effective as of the date hereof and shall remain in effect until the earlier of (a) EPI pays to BaseLine Capital, Inc. ("BaseLine") all sums due and performs all other obligations under and pursuant to that certain Note Agreement dated September 29, 2000 by and between EPI and BaseLine, and all other documents and instruments related thereto, (b) EPI ceases to own the Subject Properties, or (c) thirty (30) days after Consultant has given EPI notice of termination of this Agreement by Consultant in his sole discretion. Upon any termination of this Agreement, EPI shall pay to Consultant the entire amount of the Monthly Retainer Fee accrued through the date of termination, determined for any partial month on the basis of the number of days in that month prior to the date of termination. Notwithstanding any termination of this Agreement, the provisions set forth in Sections 5, 6 and 7 hereof shall survive any such termination and continue in full force and effect.

Confidentiality and Other Businesses.
------------------------------------

     Each of the parties hereto agree to maintain any and all information received from or related to the other party or any of their respective businesses and not disclose any such information to any person without the prior written consent of the other party, except for such disclosure as may be required by law or court order.

     Each of the parties hereto acknowledge and agree that each of them engage in businesses, including the oil and gas business, separate and apart from the matters governed by this Agreement, and hereby consent to each other engaging in such business, including without limitation, those in competition with one another, without offering any business opportunities to each other.


     Responsibility. CONSULTANT SHALL HAVE NO RESPONSIBILITY OR LIABILITY FOR OR IN CONNECTION WITH THE SUBJECT PROPERTIES OR ANY BUSINESS DECISIONS OR ACTIONS TAKEN BY EPI OR ANY OF ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS OR REPRESENTATIVES (COLLECTIVELY, THE "EPI PARTIES"). EPI AGREES TO INDEMNIFY AND HOLD HARMLESS CONSULTANT, AND HIS HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS (COLLECTIVELY WITH CONSULTANT, THE "CONSULTANT PARTIES"), FROM AND AGAINST, ANY AND ALL CLAIMS, DAMAGES, CAUSES OF ACTION, LOSSES, LIABILITIES OR OBLIGATIONS OF ANY KIND (THE "CLAIMS") ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE SUBJECT PROPERTIES OR ANY RELATED MATTERS, WHETHER RESULTING FROM OR RELATED TO ANY ACTION, FAILURE TO TAKE ACTION, STATEMENT OR OMISSION OR THE SOLE, CONCURRENT OR GROSS NEGLIGENCE OF ANY ONE OR MORE OF THE EPI PARTIES, THE CONSULTANT OR ANY OTHER PERSON OR ENTITY.

     Release. The EPI Parties hereby waive and release any and all Claims, whether known, unknown, contingent or otherwise, which any of the EPI Parties may now or hereafter have against the Consultant Parties.

     Independent Contractor. The parties hereto acknowledge and agree that Consultant is an independent contractor, and shall not be considered an employee of EPI for any purpose. The parties further agree that no special, fiduciary and/or confidential relationship or partnership exists between Consultant and EPI in connection with or as a result of this Agreement or the services to be performed hereunder.

Miscellaneous Provisions.
------------------------

     THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT FOR ANY CONFLICT OF LAW PRINCIPLES OF SUCH STATE WHICH WOULD RESULT IN THE LAWS OF ANOTHER JURISDICTION TO GOVERN THIS AGREEMENT.

     This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. Notwithstanding the foregoing, neither party to this Agreement may assign any of his rights or obligations hereunder without the prior written consent of the other party.

     In case any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceabililty shall not effect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     This Agreement may only be amended, modified or altered by a writing signed by all the parties hereto.

     This Agreement represents the complete understanding between Consultant and EPI and supersedes all prior negotiations, representations or agreements, either written or oral. No ambiguity shall be construed against either party on the grounds that such party caused or could have prevented it.

     Notices shall be in writing, given in person or by prepaid mail or express delivery and effective when received in person or at the address of the receiving party shown below. Notice given by mail shall be deemed received three
(3) days after being mailed (postage prepaid) to the address of the receiving party shown below.

     IN WITNESS WHEREOF, this Agreement is executed by the following parties on the date first above written.

EPI:

ENERGY PRODUCERS, INC.


By: /s/ Mel Herzog
------------------
Name: Mel Herzog
Title: Chairman and CEO


Address for Notice:

7944 E. Beck Lane, Suite 200
Scottsdale, Arizona 85260-1774


CONSULTANT:

/s/ Karl J. Reiter
------------------
Karl J. Reiter

Address for Notice:

500 W. Wall, Suite 302
Midland, Texas 79701

                             ENERGY PRODUCERS, INC.
                         7944 East Beck Lane, Suite 200
                         Scottsdale, Arizona 85260-1774



September 29, 2000


Conoco Inc.
1000 S. Pine
Ponca City, Oklahoma 74603

         Re:Oil and Gas Properties

Ladies and Gentlemen:

     Energy Producers, Inc. ("EPI") is the owner of various oil and gas properties and interests ("Properties") further described on the schedule attached. By Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement ("Deed of Trust") dated September 29, 2000, EPI mortgaged and pledged the Properties for the benefit of BaseLine Capital, Inc. ("BaseLine"). The Deed of Trust contains an assignment to BaseLine of all of the oil and gas produced, saved and sold attributable to the Properties, and the Deed of Trust grants to BaseLine the right to receive payment for the proceeds of all such production.

     We understand that you are either:

     (a) purchasing production from the Properties and making payment to EPI for the proceeds of such production, or

     (b) receiving from the purchaser thereof the proceeds of production attributable to the Properties and distributing those proceeds to EPI, under your division or transfer orders or other authority or instructions which are described in the schedule attached hereto. This schedule contains three columns. In the first column there appears the Owner Number or other designation assigned by you to EPI. In the second column, there appears the Property Number or other designation assigned by you to the Properties from which there is produced the oil and gas for which you are making payment. In the third column there appears the total interest in gross production for which you are making payment to EPI, and for which payment should be made to BaseLine for the account of EPI, as provided below.

     EPI hereby authorizes you to pay the proceeds attributable to EPI's interest in the gross production from the Properties to BaseLine, for the account of EPI at the following address:

BaseLine Capital, Inc.

500 West Wall Street, Suite 302
Midland, Texas 79701
Attn: Karl J. Reiter

     This letter is executed as an agreement in lieu of separate transfer and division orders with respect to those properties, production and proceeds, so that it will not be necessary to execute transfer or division orders to replace those previously executed and currently in effect. BaseLine agrees that, with respect to all proceeds distributed by you to BaseLine hereunder, BaseLine will, as mortgagee and assignee of EPI, be bound by the terms, conditions, representations, warranties and covenants of all transfer and division orders previously executed by EPI and now in force and effect covering any of such properties, production or proceeds, with the same effect as if BaseLine had joined in the execution of each transfer order and division order.

     No suspension or interruption in payment is intended because of this change in payment. If because of the time this notice is received, you make payment to EPI for purchases made after the date set forth above, an accounting will be effected between EPI and BaseLine.

     EPI authorizes BaseLine to receive and endorse all checks for production proceeds. You are further assured that you and the banks on which such checks are drawn may safely pay the same when bearing the endorsement of BaseLine, and without being required to look to the proper application of the funds represented by such checks. A signed copy of this letter is being delivered to BaseLine as evidence of its authority to receive and endorse the checks as above indicated.

     The Deed of Trust is recorded in the counties in which the Properties are situated. If you require, BaseLine will furnish to you copies of the recorded Deed of Trust. If you have any questions or instructions, please contact Karl J. Reiter, President, BaseLine Capital, Inc., 500 West Wall Street, Suite 302, Midland, Texas 79701, and whose telephone number is (915) 687-1272.

     This arrangement shall remain in effect until you are notified in writing by EPI and BaseLine that this arrangement has been terminated.

Yours very truly,

ENERGY PRODUCERS, INC.



By: /s/ Mel Herzog
------------------
Name: Mel Herzog
Title: Chairman and CEO


BASELINE CAPITAL, INC.


By: Karl J. Reiter
------------------
Karl J. Reiter, President